UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09721

AllianzGI Managed Account Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2013

Date of reporting period: January 31, 2013

Item 1. Schedules of Investments

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES—54.7%
Airlines—1.1%
$82	American Airlines Pass-Through Trust, 10.375%, 1/2/21	$84,808
3,000	Continental Airlines Pass-Through Trust, 4.00%, 4/29/26	3,150,000
	Northwest Airlines, Inc.,
1,365	7.041%, 10/1/23	1,554,114
37,571	7.15%, 4/1/21 (MBIA)	40,389,036
48	United Air Lines Pass-Through Trust, 10.125%, 3/22/15 (b)(f)	30,105

		45,208,063

Auto Manufacturers—0.2%
9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	9,950,641

Banking—17.2%
16,200	Abbey National Treasury Services PLC, 1.881%, 4/25/14 (l)	16,309,366
	Ally Financial, Inc.,
13,894	2.511%, 12/1/14 (l)	14,019,185
21,075	3.709%, 6/20/14 (l)	21,709,779
16,700	4.625%, 6/26/15	17,548,126
1,000	6.75%, 12/1/14	1,085,000
10,500	7.50%, 12/31/13	11,051,250
17,300	8.00%, 3/15/20	21,300,625
19,100	8.30%, 2/12/15	21,320,375
5,000	American Express Bank FSB, 5.50%, 4/16/13	5,050,420
5,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(d)	5,460,000
	Banco Santander Brasil S.A.,
30,200	2.408%, 3/18/14 (a)(d)(l)	30,108,736
3,500	4.50%, 4/6/15 (a)(d)	3,648,750
1,000	4.50%, 4/6/15	1,042,500
	Bank of America Corp.,
1,000	5.625%, 7/1/20	1,161,740
3,800	5.65%, 5/1/18	4,393,077
4,300	5.75%, 12/1/17	4,969,914
2,715	6.00%, 9/1/17	3,150,350
	Barclays Bank PLC,
24,000	6.05%, 12/4/17 (a)(b)(d)(k) (acquisition cost—$20,582,878; purchased 12/7/07—4/24/09)	26,910,984
£3,300	14.00%, 6/15/19 (h)	7,026,272
$39,800	BNP Paribas S.A., 5.00%, 1/15/21	44,588,258
23,900	BPCE S.A., 2.062%, 2/7/14 (a)(b)(d)(k)(l) (acquisition cost—$23,863,194; purchased 1/31/11)	24,192,895
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	13,306,705
700	5.50%, 4/11/13	706,390
700	5.50%, 10/15/14	750,166
11,718	6.00%, 8/15/17	13,689,694
13,500	6.125%, 11/21/17	15,954,692
20,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(b)(d)(h)(k) (acquisition cost—$21,080,262; purchased 5/29/09—7/16/09)	26,964,000
	Goldman Sachs Group, Inc.,
€10,000	0.54%, 5/23/16 (l)	13,154,348
$15,200	6.15%, 4/1/18	17,878,696
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(b)(d)(h)(k) (acquisition cost—$5,332,000; purchased 7/20/05)	4,425,000
30,600	HBOS PLC, 6.75%, 5/21/18 (a)(b)(d)(k) (acquisition cost—$30,472,704; purchased 5/15/08)	33,698,250
	HSBC Capital Funding L.P. (a)(d)(h),
13,900	4.61%, 6/27/13	13,914,178
1,350	10.176%, 6/30/30 (b)(k) (acquisition cost—$1,545,528; purchased 5/30/02—10/10/08)	1,920,375
	HSBC Holdings PLC,
700	6.50%, 5/2/36	870,642
400	7.625%, 5/17/32	516,882
	ICICI Bank Ltd.,
5,900	4.75%, 11/25/16 (a)(d)	6,285,317
2,500	5.00%, 1/15/16	2,662,653
700	5.50%, 3/25/15	744,429
14,800	JPMorgan Chase & Co., 6.00%, 1/15/18	17,599,760
900	Korea Exchange Bank, 4.875%, 1/14/16	985,897
	LBG Capital No. 1 PLC,
€2,825	7.375%, 3/12/20	3,947,252
£9,552	7.588%, 5/12/20	15,829,684
1,000	7.869%, 8/25/20	1,678,787
$3,400	7.875%, 11/1/20 (a)(b)(d)(k) (acquisition cost—$2,788,000; purchased 12/7/09)	3,760,400
22,200	8.50%, 12/17/21 (a)(b)(d)(h)(k) (acquisition cost—$22,200,000; purchased 9/22/05—5/10/07)	23,789,920
	LBG Capital No. 2 PLC,
£2,331	9.00%, 12/15/19	4,030,765
4,500	9.334%, 2/7/20	7,946,336

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Banking (continued)
€2,180	15.00%, 12/21/19	$4,166,800
$29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(h)	35,249,218
	Morgan Stanley,
€10,000	0.619%, 1/16/17 (l)	12,935,375
$15,700	1.281%, 4/29/13 (l)	15,724,759
2,800	5.375%, 10/15/15	3,047,279
€5,000	5.375%, 8/10/20	7,681,297
$900	5.95%, 12/28/17	1,033,932
3,700	6.625%, 4/1/18	4,363,954
2,400	RBS Capital Trust I, 4.709%, 7/1/13 (h)	1,896,000
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	278,464
22,200	6.99%, 10/5/17 (a)(b)(d)(h)(k) (acquisition cost—$22,553,947; purchased 10/25/07—10/26/07)	21,090,000
5,000	7.648%, 9/30/31 (h)	5,325,000
€1,000	Royal Bank of Scotland PLC, 4.625%, 9/22/21 (converts to FRN on 9/22/16)	1,322,328
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
$500	7.125%, 1/14/14	523,700
1,500	9.00%, 6/11/14 (a)(d)	1,634,175
	State Bank of India,
1,300	4.50%, 10/23/14	1,355,825
1,000	4.50%, 7/27/15 (a)(d)	1,051,872
	UBS AG,
500	4.875%, 8/4/20	571,250
1,000	5.875%, 12/20/17	1,188,528
6,700	USB Capital IX, 3.50%, 3/4/13 (h)	6,164,000
2,050	Wachovia Corp., 5.75%, 2/1/18	2,449,197
19,217	Wells Fargo & Co., 7.98%, 3/15/18 (h)	22,123,571

		684,235,344

Biotechnology—0.1%
1,700	Amgen, Inc., 5.70%, 2/1/19	2,027,311

Computers—0.2%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,521,926
5,000	Lexmark International, Inc., 5.90%, 6/1/13	5,078,805

		7,600,731

Diversified Financial Services—11.2%
11,000	American Express Co., 7.25%, 5/20/14	11,912,252
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	1,668,762
17,265	7.25%, 2/1/18	21,468,458
2,300	BRFkredit A/S, 2.05%, 4/15/13 (a)(d)	2,307,703
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	7,383,147
	Ford Motor Credit Co. LLC,
49,300	5.625%, 9/15/15	54,081,311
16,900	7.00%, 10/1/13	17,584,011
20,750	8.00%, 6/1/14	22,513,418
7,900	8.00%, 12/15/16	9,485,277
22,700	8.125%, 1/15/20	28,675,389
3,400	8.70%, 10/1/14	3,799,976
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66 (converts to FRN on 9/15/16) (a)(d)	13,421,862
19,100	5.50%, 9/15/67 (converts to FRN on 9/15/17)	25,938,821
$5,000	6.15%, 8/7/37	6,069,170
£1,400	6.50%, 9/15/67 (converts to FRN on 9/15/17)	2,325,674
$2,000	HSBC Finance Corp., 0.741%, 6/1/16 (l)	1,968,060
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	4,530,000
3,000	7.125%, 9/1/18	3,525,000
1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,177,500
	Merrill Lynch & Co., Inc.,
500	5.00%, 1/15/15	534,574
200	6.15%, 4/25/13	202,449
22,700	6.40%, 8/28/17	26,618,111
99,300	6.875%, 4/25/18	119,759,275
£550	MUFG Capital Finance Ltd., 6.299%, 1/25/17 (h)	939,903
$524	Preferred Term Securities XIII Ltd., 0.858%, 3/24/34 (a)(b)(d)(k)(l) (acquisition cost—$523,902; purchased 3/9/04)	392,926
500	QNB Finance Ltd., 3.125%, 11/16/15	516,250
	SLM Corp.,
€2,950	0.513%, 6/17/13 (l)	3,975,848
$750	5.00%, 10/1/13	771,832
400	5.375%, 5/15/14	420,220
36,000	6.25%, 1/25/16	39,791,052
10,555	8.45%, 6/15/18	12,628,108

		446,386,339

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Electric Utilities—2.5%
$2,497	Bruce Mansfield Unit, 6.85%, 6/1/34	$2,726,514
2,000	Consumers Energy Co., 5.15%, 2/15/17	2,302,388
5,000	DTE Energy Co., 6.35%, 6/1/16	5,822,020
14,200	Electricite de France S.A., 6.50%, 1/26/19 (a)(d)	17,346,578
27,500	Entergy Corp., 3.625%, 9/15/15	28,643,092
5,700	FirstEnergy Corp., 7.375%, 11/15/31	7,146,449
99	GG1C Funding Corp., 5.129%, 1/15/14 (a)(b)(d)(k) (acquisition cost—$98,616; purchased 4/16/04)	99,811
	Korea Hydro & Nuclear Power Co., Ltd.,
300	3.125%, 9/16/15 (a)(d)	314,710
4,550	6.25%, 6/17/14	4,868,100
	Nevada Power Co.,
100	5.875%, 1/15/15	109,909
1,600	5.95%, 3/15/16	1,829,848
3,000	6.50%, 5/15/18	3,726,264
900	Nisource Finance Corp., 6.40%, 3/15/18	1,077,623
6,100	NRG Energy, Inc., 7.625%, 1/15/18	6,877,750
1,700	Ohio Edison Co., 5.45%, 5/1/15	1,871,598
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,356,811
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,188,979
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,185,887
2,000	6.75%, 5/1/15	2,242,730
4,500	Toledo Edison Co., 6.15%, 5/15/37	5,524,605
48	W3A Funding Corp., 8.09%, 1/2/17	49,874

		99,311,540

Food & Beverage—0.2%
6,700	Mondelez International, Inc., 6.50%, 8/11/17	8,113,271
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(b)(d)(k) (acquisition cost—$957,637; purchased 3/12/09)	1,246,163

		9,359,434

Healthcare-Products—0.0%
1,700	Hospira, Inc., 6.05%, 3/30/17	1,963,017

Healthcare-Services—0.2%
	HCA, Inc.,
3,200	7.25%, 9/15/20	3,560,000
4,000	7.875%, 2/15/20	4,445,000

		8,005,000

Holding Companies-Diversified—0.2%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	117,564
1,000	7.625%, 4/9/19	1,271,013
6,300	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 (a)(d)	6,719,983

		8,108,560

Insurance—4.4%
	American International Group, Inc.,
1,900	3.65%, 1/15/14	1,954,144
7,600	5.05%, 10/1/15	8,346,913
2,000	5.45%, 5/18/17	2,289,888
900	5.60%, 10/18/16	1,025,486
30,600	5.85%, 1/16/18	35,837,710
17,200	6.25%, 5/1/36	21,858,964
£1,456	6.765%, 11/15/17	2,737,530
€5,557	6.797%, 11/15/17	9,091,256
$70,000	8.25%, 8/15/18	91,075,810

		174,217,701

Iron/Steel—0.6%
2,900	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(d)	3,277,000
	Gerdau Holdings, Inc.,
3,950	7.00%, 1/20/20	4,661,000
11,800	7.00%, 1/20/20 (a)(d)	13,924,000
1,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	1,110,000

		22,972,000

Media—1.9%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	1,023,628
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,635,931
1,700	5.90%, 3/15/16	1,946,119
700	6.30%, 11/15/17	849,435

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Media (continued)
	CSC Holdings LLC,
$7,850	7.625%, 7/15/18	$9,184,500
810	7.875%, 2/15/18	947,700
7,500	8.625%, 2/15/19	9,056,250
	DISH DBS Corp.,
3,700	7.00%, 10/1/13	3,834,125
4,200	7.125%, 2/1/16	4,704,000
19,200	7.75%, 5/31/15	21,552,000
	Time Warner Cable, Inc.,
6,940	5.85%, 5/1/17	8,104,817
1,500	8.25%, 4/1/19	1,985,552

		75,824,057

Mining—0.5%
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)	4,880,010
1,600	Newmont Mining Corp., 5.125%, 10/1/19	1,852,168
800	Teck Resources Ltd., 4.50%, 1/15/21	856,887
	Vale Overseas Ltd.,
2,790	6.875%, 11/10/39	3,324,606
2,000	8.25%, 1/17/34	2,680,808
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	8,414,540

		22,009,019

Miscellaneous Manufacturing—2.5%
70,000	General Electric Co., 5.25%, 12/6/17	81,928,560
15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	17,940,840

		99,869,400

Oil & Gas—3.9%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	344,365
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,144,294
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,795,928
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	13,114,452
846	Devon Energy Corp., 7.95%, 4/15/32	1,193,105
1,300	Devon Financing Co. LLC, 7.875%, 9/30/31	1,807,863
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,702,400
	Encana Corp.,
2,000	5.90%, 12/1/17	2,367,312
4,700	6.50%, 8/15/34	5,703,977
	Gaz Capital S.A. for Gazprom,
6,500	6.212%, 11/22/16	7,263,750
1,300	6.51%, 3/7/22	1,521,000
14,000	8.146%, 4/11/18 (a)(d)	17,115,000
1,280	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20	1,461,859
1,800	Halliburton Co., 6.15%, 9/15/19	2,259,635
1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(d)	1,070,500
285	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	320,625
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	555,750
15,250	Petrobras International Finance Co.—Pifco, 7.875%, 3/15/19	18,862,771
	Petroleos Mexicanos,
18,700	5.50%, 1/21/21	21,551,750
14,550	6.50%, 6/2/41	17,205,375
7,500	8.00%, 5/3/19	9,637,500
2,791	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	3,135,969
	Ras Laffan Liquefied Natural Gas Co., Ltd. III,
1,400	5.50%, 9/30/14	1,496,250
1,616	5.832%, 9/30/16 (b)	1,765,480
3,000	6.75%, 9/30/19	3,769,500
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,917,063
7,700	TNK-BP Finance S.A., 7.50%, 3/13/13	7,763,910
4,200	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	4,573,296

		153,420,679

Paper & Forest Products—0.3%
9,300	Georgia-Pacific LLC, 5.40%, 11/1/20 (a)(d)	10,972,931

Pharmaceuticals—0.1%
3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	4,112,171
1,300	Pfizer, Inc., 6.20%, 3/15/19	1,630,782

		5,742,953

Pipelines—2.4%
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	3,168,760
	El Paso LLC,
1,789	7.00%, 6/15/17	2,059,890
19,700	7.25%, 6/1/18	22,981,311
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	5,553,725

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Pipelines (continued)
	Energy Transfer Partners L.P.,
$2,100	6.125%, 2/15/17	$2,416,378
2,600	6.625%, 10/15/36	2,971,309
839	Kern River Funding Corp., 4.893%, 4/30/18 (a)(b)(d)(k) (acquisition cost— $839,125; purchased 4/28/03)	913,205
	Kinder Morgan Energy Partners L.P.,
700	5.00%, 12/15/13	724,969
5,800	6.00%, 2/1/17	6,712,723
3,800	6.95%, 1/15/38	4,788,942
5,500	7.30%, 8/15/33	7,049,289
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(b)(d)(k) (acquisition cost —$11,879,413; purchased 9/9/09)	12,441,212
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	3,723,000
1,700	Northwest Pipeline GP, 7.00%, 6/15/16	2,006,604
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	3,291,015
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(d)	94,500
4,400	Southern Natural Gas Co. LLC, 5.90%, 4/1/17 (a)(d)	5,148,563
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	2,401,835
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,220,245
6,800	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 3/5/14	7,112,800

		96,780,275

Real Estate—0.0%
1,500	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,736,250

Real Estate Investment Trust—0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	6,155,835

Retail—1.0%
	CVS Pass-Through Trust,
7,876	6.943%, 1/10/30	9,725,616
22,470	7.507%, 1/10/32 (a)(d)	29,281,412

		39,007,028

Software—0.1%
1,800	Oracle Corp., 5.00%, 7/8/19	2,149,668

Telecommunications—2.8%
	America Movil S.A.B. De C.V.,
42,800	5.00%, 3/30/20	49,128,322
21,400	6.125%, 3/30/40	26,797,850
	AT&T, Inc.,
80	4.30%, 12/15/42 (a)(b)(d)(k) (acquisition cost—$81,823; purchased 12/8/05—12/13/12)	76,308
1,718	5.35%, 9/1/40	1,890,943
5,000	5.50%, 2/1/18	5,882,585
1,100	5.80%, 2/15/19	1,328,195
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,140,067
4,500	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	5,595,615
	Qtel International Finance Ltd. (a)(d),
3,000	3.375%, 10/14/16	3,157,500
7,300	5.00%, 10/19/25	8,121,250
	Qwest Corp.,
2,000	3.558%, 6/15/13 (l)	2,012,398
1,250	6.50%, 6/1/17	1,454,364
4,800	Sprint Capital Corp., 8.75%, 3/15/32	5,688,000
715	Verizon Communications, Inc., 8.75%, 11/1/18	978,385

		113,251,782

Tobacco—0.8%
	Altria Group, Inc.,
1,689	9.25%, 8/6/19	2,335,480
10,000	10.20%, 2/6/39	16,758,000
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,687,077
8,130	Reynolds American, Inc., 7.75%, 6/1/18	10,273,889

		31,054,446

Transportation—0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	2,182,253

	Total Corporate Bonds & Notes (cost—$1,928,981,650)	2,179,502,257

SOVEREIGN DEBT OBLIGATIONS—13.8%
Australia—7.2%
	Australia Government Bond (i),
AUD 110,800	3.00%, 9/20/25, Ser. 25-CI	157,604,180
61,700	4.00%, 8/20/20, Ser. 20-CI	123,448,835

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Australia (continued)
$5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	$6,248,441

		287,301,456

Brazil—5.1%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL 40,777	10.00%, 1/1/14	20,975,151
176,575	10.00%, 1/1/17	92,411,339
153,313	10.00%, 1/1/21	79,634,391
6,144	10.00%, 1/1/23	3,180,218
$3,300	Brazilian Development Bank, 6.369%, 6/16/18	3,910,500
1,176	Brazilian Government International Bond, 8.875%, 10/14/19	1,681,680

		201,793,279

Canada—0.3%
CAD 2,400	Province of Ontario Canada, 6.50%, 3/8/29	3,327,579
$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,583,643

		11,911,222

Colombia—0.1%
2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,466,000

Indonesia—0.1%
3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,743,095

Korea (Republic of)—0.4%
	Export-Import Bank of Korea,
10,900	4.00%, 1/29/21	11,657,027
250	5.125%, 6/29/20	285,676
	Korea Development Bank,
3,950	4.00%, 9/9/16	4,319,933
300	8.00%, 1/23/14	320,876

		16,583,512

Mexico—0.3%
10,000	Mexico Government International Bond, 6.05%, 1/11/40	12,575,000

Qatar—0.3%
	Qatar Government International Bond (a)(d),
3,500	4.00%, 1/20/15 (b)(k) (acquisition cost—$3,507,960; purchased 11/17/09—9/17/12)	3,683,750
6,400	5.25%, 1/20/20	7,568,000

		11,251,750

Russia—0.0%
1,550	Russian Federation Bond, 7.50%, 3/31/30	1,940,600

South Africa—0.0%
300	South Africa Government International Bond, 6.875%, 5/27/19	370,500

	Total Sovereign Debt Obligations (cost—$533,699,005)	549,936,414

MUNICIPAL BONDS—13.2%
Arizona—0.1%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	2,323,560

California—5.6%
2,400	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	2,276,280
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	17,939,250
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
6,900	7.488%, 8/1/33	8,865,051
12,300	7.618%, 8/1/40	16,301,436
25,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	35,142,500
	Los Angeles Department of Water & Power Rev.,
3,000	5.516%, 7/1/27, Ser. C	3,548,580
5,000	6.574%, 7/1/45	6,952,550
1,300	Los Angeles Unified School Dist., GO, 6.758%, 7/1/34	1,737,411
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	352,359
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,297,610
	State, GO,
800	4.85%, 10/1/14	848,800
400	6.20%, 10/1/19	485,560
1,500	6.65%, 3/1/22	1,886,535
8,550	7.55%, 4/1/39	12,534,728
36,400	7.60%, 11/1/40	54,097,680
12,000	7.70%, 11/1/30	15,029,040
27,250	7.95%, 3/1/36	33,974,482

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
California (continued)
$7,500	Univ. of California Rev., 0.887%, 7/1/13, Ser. AA-2	$7,516,575

		220,786,427

Illinois—0.4%
10,500	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	11,851,350
1,600	Finance Auth. Rev., Univ. of Chicago, 5.50%, 7/1/37, Ser. B	1,913,632
2,500	Greater Chicago Metropolitan Water Reclamation Dist., GO, 5.72%, 12/1/38	3,240,650

		17,005,632

Iowa—0.0%
680	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	665,448

Massachusetts—0.5%
17,000	School Building Auth. Rev., 5.468%, 6/15/27	20,366,340

New Jersey—0.3%
	State Turnpike Auth. Rev.,
5,000	7.102%, 1/1/41, Ser. A	7,010,300
3,900	7.414%, 1/1/40, Ser. F	5,651,724
250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	225,528

		12,887,552

New York—2.4%
5,500	Metropolitan Transportation Auth. Rev., 5.871%, 11/15/39	6,447,320
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,439,560
	New York City Municipal Water Finance Auth. Rev.,
3,640	5.79%, 6/15/41	4,199,613
1,445	6.011%, 6/15/42	1,921,590
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	453,948
800	4.525%, 11/1/22	917,624
10,000	5.00%, 11/1/38, Ser. D-1	11,510,400
3,000	5.267%, 5/1/27, Ser. G-3	3,605,280
700	5.572%, 11/1/38	854,336
200	5.932%, 11/1/36	226,910
11,000	Port Auth. of New York & New Jersey Rev., 4.458%, 10/1/62	10,764,820
	State Dormitory Auth. Rev.,
10,000	5.00%, 3/15/27, Ser. A	11,946,400
20,345	5.00%, 2/15/30, Ser. D	24,179,219
1,600	5.289%, 3/15/33, Ser. H	1,876,112
2,700	5.389%, 3/15/40, Ser. H	3,278,529
3,180	State Thruway Auth. Rev., 5.00%, 3/15/25, Ser. A	3,858,262
	State Urban Dev. Corp. Rev.,
1,500	5.00%, 3/15/23, Ser. A	1,830,330
4,000	5.77%, 3/15/39	4,847,920

		96,158,173

Ohio—0.6%
3,600	American Municipal Power, Inc. Rev., 5.939%, 2/15/47	4,106,376
4,400	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	6,210,732
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
11,700	5.75%, 6/1/34	10,446,813
900	5.875%, 6/1/47	813,924

		21,577,845

Texas—3.3%
	Conroe Independent School Dist., GO, Ser. A (GTD-PSF),
1,000	5.00%, 2/15/24	1,223,960
2,610	5.00%, 2/15/25	3,177,231
2,905	5.00%, 2/15/26	3,521,964
3,115	5.00%, 2/15/27	3,766,346
5,000	5.00%, 2/15/28	6,016,900
4,520	5.00%, 2/15/29	5,417,220
21,200	Dallas, GO, 5.00%, 2/15/23	26,429,192
43,800	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	51,150,954
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	5,548,928
18,960	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	21,229,702
4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	5,482,520

		132,964,917

	Total Municipal Bonds (cost—$450,319,712)	524,735,894

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
U.S. GOVERNMENT AGENCY SECURITIES—6.6%
Fannie Mae—5.5%
$2	2.25%, 8/25/18, CMO (l)	$2,293
1,135	2.48%, 5/1/35, MBS (l)	1,198,228
3,333	2.711%, 11/1/35, MBS (l)	3,557,691
4	3.08%, 2/1/18, MBS (l)	4,090
1,664	4.00%, 11/1/40, MBS	1,771,690
3	4.095%, 4/1/17, MBS (l)	2,833
200	4.50%, MBS, TBA, 30 Year (e)	214,719
197,380	4.50%, 3/1/29—11/1/41, MBS	212,791,215
817	5.29%, 11/25/33, CMO	837,922

		220,380,681

Freddie Mac—0.0%
1	1.95%, 6/1/30, MBS (l)	1,168
7	2.375%, 12/1/18, MBS (l)	7,293
336	6.50%, 1/1/38—10/1/38, MBS	381,622

		390,083

Ginnie Mae—0.0%
11	1.625%, 1/20/22 MBS (l)	11,805

Small Business Administration Participation Certificates—1.1%
110	4.504%, 2/10/14, ABS	112,266
3,132	4.77%, 4/1/24, ABS	3,484,339
19,451	5.32%, 1/1/27, ABS	22,359,980
14,616	5.70%, 8/1/26, ABS	16,748,692

		42,705,277

	Total U.S. Government Agency Securities (cost-$249,449,071)	263,487,846

U.S. TREASURY OBLIGATIONS—4.3%
U.S. Treasury Inflation Indexed Bonds—0.4%
11,389	3.625%, 4/15/28 (i)(j)	17,825,499

U.S. Treasury Notes—3.9%
30,300	0.25%, 1/31/14	30,328,421
20	0.375%, 7/31/13 (j)	20,029
28,571	1.00%, 1/15/14 (j)	28,800,911
60,000	1.125%, 5/31/19 (j)	59,695,320
30,600	3.625%, 2/15/21	35,326,262

		154,170,943

	Total U.S. Treasury Obligations (cost-$170,192,047)	171,996,442

MORTGAGE-BACKED SECURITIES—3.5%
4,400	Banc of America Commercial Mortgage Trust, 5.889%, 7/10/44 CMO (l)	5,011,532
166	Banc of America Funding Trust, 5.618%, 1/20/47 CMO (l)	128,594
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (l),
1,318	2.32%, 8/25/35	1,345,551
1,434	2.57%, 3/25/35	1,452,540
292	2.793%, 3/25/35	295,249
110	2.855%, 10/25/33	111,640
75	3.195%, 5/25/34	71,998
	Bear Stearns ALT-A Trust, CMO (l),
1,230	2.691%, 2/25/36	753,751
4,162	2.881%, 11/25/36	2,956,696
5,402	2.958%, 11/25/36	3,716,269
	Bear Stearns Commercial Mortgage Securities Trust, CMO,
1,600	5.54%, 9/11/41	1,825,011
7,500	5.694%, 6/11/50 (l)	8,793,491
	Citigroup Mortgage Loan Trust, Inc., CMO (l),
561	2.27%, 9/25/35	557,829
495	2.34%, 9/25/35	488,554
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
8,000	5.304%, 1/15/46 (l)	8,910,548
4,400	5.322%, 12/11/49	5,020,895
€229	Cordusio RMBS SRL, 0.325%, 6/30/35 CMO (l)	298,430
	Countrywide Alternative Loan Trust, CMO,
$1,962	0.394%, 11/25/46 (l)	1,348,873
575	0.404%, 5/25/36 (l)	379,543
9,381	6.25%, 8/25/37	7,035,009
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (l),
279	0.524%, 3/25/35	192,976

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$62	3.026%, 8/25/34	$54,932
17	Credit Suisse First Boston Mortgage Securities Corp., 2.547%, 7/25/33 CMO (l)	17,483
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,600	5.311%, 12/15/39	2,935,235
7,300	5.68%, 6/15/39 (l)	8,425,923
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO (l),
2,089	0.465%, 8/19/45	1,795,681
1,221	2.468%, 7/19/44	1,172,591
3,371	Greenpoint Mortgage Funding Trust, 0.434%, 6/25/45 CMO (l)	2,586,355
13	Greenpoint Mortgage Pass-Through Certificates, 3.163%, 10/25/33 CMO (l)	12,941
	GSR Mortgage Loan Trust, CMO (l),
91	1.94%, 3/25/33	92,705
1,851	2.654%, 9/25/35	1,872,348
801	2.66%, 9/25/35	827,973
	Harborview Mortgage Loan Trust, CMO (l),
295	0.395%, 1/19/38	237,310
501	0.545%, 6/20/35	475,566
208	2.77%, 5/19/33	209,481
	HomeBanc Mortgage, CMO (l),
2,829	0.464%, 1/25/36	2,143,266
354	5.594%, 4/25/37	295,666
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
1,000	5.336%, 5/15/47	1,139,555
6,600	5.42%, 1/15/49	7,577,770
2,200	5.44%, 6/12/47	2,520,872
	JPMorgan Mortgage Trust, CMO (l),
102	2.365%, 11/25/33	102,512
1,422	3.028%, 7/25/35	1,467,214
4,861	3.058%, 2/25/36	4,394,039
120	4.961%, 2/25/35	122,117
1,500	5.276%, 7/25/35	1,508,864
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (l),
1,200	5.172%, 12/12/49	1,356,064
1,600	5.936%, 8/12/49	1,881,067
1,500	Morgan Stanley Re-Remic Trust, 5.791%, 8/15/45 CMO (a)(d)(l)	1,733,673
218	Ocwen Residential MBS Corp., 7.00%, 10/25/40 CMO (a)(d)(g)(l)	18,379
	RBSSP Resecuritization Trust, CMO (a)(d)(l),
1,126	0.484%, 5/26/37	1,082,315
12,262	0.524%, 3/26/37	11,734,871
5,851	0.704%, 9/26/34	5,611,736
7,510	0.704%, 3/26/36	7,379,298
5,452	0.704%, 4/26/37	5,282,506
1,458	Residential Accredit Loans, Inc., 0.414%, 4/25/46 CMO (l)	745,225
143	Structured Adjustable Rate Mortgage Loan Trust, 2.695%, 2/25/34 CMO (l)	144,862
3,731	Structured Asset Mortgage Investments II Trust, 0.424%, 5/25/36 CMO (l)	2,571,190
	Wachovia Bank Commercial Mortgage Trust, CMO,
288	0.286%, 6/15/20 (a)(d)(l)	284,299
700	5.416%, 1/15/45 (l)	787,683
1,300	5.678%, 5/15/46	1,515,801
	WaMu Mortgage Pass-Through Certificates, CMO (l),
204	0.514%, 1/25/45	200,239
2,257	0.62%, 11/25/34	2,214,686
1,161	1.166%, 2/25/46	1,102,729
702	Wells Fargo Mortgage-Backed Securities Trust, 2.658%, 3/25/36 CMO (l)	656,140

	Total Mortgage-Backed Securities (cost-$115,813,168)	138,986,141

SENIOR LOANS (a)(c)—0.6%
Financial Services—0.6%
23,000	Springleaf Finance Corp., 5.50%, 5/10/17	23,123,625

Healthcare-Services—0.0%
886	HCA, Inc., 3.561%, 3/31/17, Term B2	893,900

	Total Senior Loans (cost-$23,803,068)	24,017,525

ASSET-BACKED SECURITIES—0.2%
	Bear Stearns Asset-Backed Securities I Trust (l),
2,000	0.404%, 12/25/36	1,796,174
542	1.204%, 10/25/37	458,602
292	BNC Mortgage Loan Trust, 0.304%, 5/25/37 (l)	284,413
	Conseco Financial Corp.,
253	6.22%, 3/1/30	277,384
3,919	6.53%, 2/1/31 (l)	3,843,288
49	JPMorgan Mortgage Acquisition Corp., 0.284%, 3/25/37 (l)	48,610
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	1,336
237	MASTR Asset-Backed Securities Trust, 0.284%, 5/25/37 (l)	233,765
244	Merrill Lynch Mortgage Investors Trust, 0.324%, 2/25/37 (l)	93,313
191	Morgan Stanley Mortgage Loan Trust, 0.564%, 4/25/37 (l)	97,590

Fixed Income SHares: Series C Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$251	Popular ABS Mortgage Pass-Through Trust, 0.294%, 6/25/47 (l)	$222,900

	Total Asset-Backed Securities (cost—$6,501,608)	7,357,375

SHORT-TERM INVESTMENTS—2.5%
Repurchase Agreements—1.3%
4,400	Banc of America Securities LLC, dated 1/31/13, 0.16%, due 2/1/13, proceeds $4,400,020; collateralized by U.S. Treasury Notes, 1.375%, due 1/31/20, valued at $4,490,064 including accrued interest	4,400,000
8,000	Barclays Capital, Inc., dated 1/31/13, 0.18%, due 2/1/13, proceeds $8,000,040; collateralized by Fannie Mae, 3.50%, due 9/1/42, valued at $8,285,265 including accrued interest	8,000,000
14,500	Barclays Capital, Inc., dated 1/29/13, 0.11%, due 2/5/13, proceeds $14,500,310; collateralized by U.S. Treasury Bonds, 6.125%, due 11/15/27, valued at $14,733,391 including accrued interest	14,500,000
5,800	BNP Paribas Securities Corp., dated 1/23/13, 0.12%, due 2/15/13, proceeds $5,800,445; collateralized by U.S. Treasury Notes, 4.50%, due 11/15/15, valued at $5,917,338 including accrued interest	5,800,000
16,600	Morgan Stanley & Co., Inc., dated 1/31/13, 0.17%, due 2/1/13, proceeds $16,600,078; collateralized by U.S. Treasury Bonds, 3.75%, due 8/15/41, valued at $16,935,772 including accrued interest	16,600,000
2,176	State Street Bank and Trust Co., dated 1/31/13, 0.01%, due 2/1/13, proceeds $2,176,001; collateralized by Freddie Mac, 1.96%, due 11/7/22, valued at $2,223,387 including accrued interest	2,176,000

	Total Repurchase Agreements (cost—$51,476,000)	51,476,000

U.S. Treasury Obligations (j)(m)—0.9%
36,943	U.S. Treasury Bills, 0.133%-0.175%, 7/25/13-1/9/14 (cost—$36,907,464)	36,920,822

U.S. Government Agency Securities (m)—0.3%
6,500	Fannie Mae Discount Notes, 0.183%, 5/8/13-8/1/13	6,498,597
3,500	Freddie Mac Discount Notes, 0.183%, 5/6/13	3,499,542

	Total U.S. Government Agency Securities (cost—$9,994,385)	9,998,139

	Total Short-Term Investments (cost—$98,377,849)	98,394,961

	Total Investments, before options written and securities sold short (cost—$3,577,137,178) (o)—99.4%	3,958,414,855

Notional Amount (000s)
OPTIONS WRITTEN (n)—(0.3)%
	Call Options—(0.3)%
	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
$242,600	strike rate 1.40%, expires 3/18/13	(4,060,275)
$91,200	strike rate 1.70%, expires 3/18/13	(2,823,142)
$80,900	U.S. Dollar versus Indian Rupee (OTC), strike price $54.60, expires 4/25/13	(1,121,678)
$80,900	U.S. Dollar versus Polish Zloty (OTC), strike price $3.13, expires 4/25/13	(1,705,291)

		(9,710,386)

	Put Options—(0.0)%
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$242,600	strike rate 1.40%, expires 3/18/13	(171,470)
$91,200	strike rate 1.70%, expires 3/18/13	(12,385)
$191,400	U.S. Dollar versus Japanese Yen (OTC), strike price $85, expires 4/16/13	(353,707)

		(537,562)

	Total Options Written (premiums received—$14,433,899)	(10,247,948)

Principal Amount (000s)
SECURITIES SOLD SHORT—(5.3)%
U.S. Government Agency Securities—(5.3)%
$ 197,400	Fannie Mae, 4.50% MBS, TBA, 30 Year (proceeds received—$213,098,563)		(211,927,209)

	Total Investments, net of options written and securities sold short (cost—$3,349,604,716)	93.8%	3,736,239,698

	Other assets less other liabilities	6.2	245,354,729

	Net Assets	100.0%	$3,981,594,427

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $532,681,903, representing 13.4% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2013.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2013.
(f)	In default.
(g)	Fair-Valued—Security with a value of $18,379, representing less than 0.005% of net assets.
(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(i)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives, securities sold short and/or when-issued or delayed-delivery securities.
(k)	Restricted. The aggregate acquisition cost of such securities is $168,306,989. The aggregate market value is $185,605,199, representing 4.7% of net assets.
(l)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2013.
(m)	Rates reflect the effective yields at purchase date.
(n)	Non-income producing.
(o)	At January 31, 2013, the cost basis of portfolio securities (before options written and securities sold short) for federal income tax purposes was $3,577,195,747. Gross unrealized appreciation was $391,979,827; gross unrealized depreciation was $10,760,719; and net unrealized appreciation was $381,219,108. The difference between book and tax cost basis was attributable to wash sale loss deferrals and sale-buyback adjustments.

(p)	Futures contracts outstanding at January 31, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	90-day EURIBOR Futures	4,417	$1,485,408	3/16/15	$650,011
	Financial Futures Euro—90 day	6,930	1,726,176	9/16/13	12,670,765
	Financial Futures Euro—90 day	4,208	1,043,111	6/15/15	(1,660,383)

					$11,660,393

(q)	Transactions in options written for the three months ended January 31, 2013:

	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2012	$667,600	$10,135,275
Options written	353,200	4,298,624

Options outstanding, January 31, 2013	$1,020,800	$14,433,899

(r)	Credit default swap agreements outstanding at January 31, 2013:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread (3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
DTE Energy	$5,000	0.63%	6/20/16	(0.97)%	$(62,963)	$—	$(62,963)
Deutsche Bank:
Morgan Stanley	13,300	1.21%	12/20/16	(1.00)%	89,167	1,594,469	(1,505,302)
JPMorgan Chase:
Lexmark International, Inc.	5,000	0.63%	6/20/13	(1.19)%	(17,952)	—	(17,952)

					$8,252	$1,594,469	$(1,586,217)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread (3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
China Government International Bond	$2,000	0.46%	9/20/16	1.00%	$41,344	$10,371	$30,973
Barclays Bank:
China Government International Bond	28,800	0.33%	9/20/15	1.00%	545,545	271,505	274,040
China Government International Bond	6,000	0.46%	9/20/16	1.00%	124,034	31,114	92,920
Dow Jones CDX.EM-15 5-Year Index	5,700	2.22%	6/20/16	5.00%	545,552	769,500	(223,948)
BNP Paribas:
China Government International Bond	17,500	0.33%	9/20/15	1.00%	331,494	161,043	170,451
General Electric	15,200	0.14%	12/20/13	4.90%	734,847	—	734,847
General Electric	900	0.52%	9/20/15	1.00%	12,567	(45,701)	58,268
Citigroup:
China Government International Bond	6,300	0.33%	9/20/15	1.00%	119,338	58,011	61,327
China Government International Bond	4,000	0.46%	9/20/16	1.00%	82,689	20,743	61,946
El Paso Corp.	2,700	0.34%	3/20/14	5.00%	159,421	(133,380)	292,801

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Kingdom Gilt	$16,200	0.30%	6/20/15	1.00%	$291,195	$132,275	$158,920
United Kingdom Gilt	33,500	0.36%	6/20/16	1.00%	757,599	415,748	341,851
Credit Suisse First Boston:
China Government International Bond	4,700	0.26%	3/20/15	1.00%	80,107	51,098	29,009
China Government International Bond	4,000	0.46%	9/20/16	1.00%	82,689	19,751	62,938
United Kingdom Gilt	13,000	0.31%	9/20/15	1.00%	250,411	133,971	116,440
Deutsche Bank:
Berkshire Hathaway	11,900	0.18%	9/20/13	1.10%	85,798	—	85,798
Dow Jones CDX.EM-14 5-Year Index	19,000	2.23%	12/20/15	5.00%	1,574,867	2,715,449	(1,140,582)
France Government Bond	3,800	0.41%	9/20/15	0.25%	(14,839)	(138,577)	123,738
France Government Bond	31,100	0.48%	3/20/16	0.25%	(213,004)	(1,104,012)	891,008
General Electric	7,700	0.14%	12/20/13	3.80%	286,469	—	286,469
Procter & Gamble	3,000	0.07%	3/20/14	1.27%	45,704	—	45,704
Goldman Sachs:
BP Capital Markets	3,400	0.25%	6/20/15	5.00%	406,908	89,913	316,995
California State Municipal Bond	3,300	1.29%	12/20/18	1.63%	64,401	—	64,401
California State Municipal Bond	25,000	1.29%	12/20/18	1.65%	514,485	—	514,485
El Paso Corp.	350	0.58%	9/20/14	5.00%	27,490	(27,125)	54,615
France Government Bond	25,900	0.48%	3/20/16	0.25%	(177,390)	(866,475)	689,085
HSBC Bank:
China Government International Bond	9,200	0.33%	9/20/15	1.00%	174,271	15,471	158,800
JPMorgan Chase:
American Express	2,800	0.14%	3/20/14	2.75%	92,504	—	92,504
BP Capital Markets	600	0.25%	6/20/15	5.00%	71,807	6,025	65,782
Brazilian Government International Bond	12,000	1.15%	12/20/17	1.00%	(68,197)	—	(68,197)
China Government International Bond	22,000	0.26%	3/20/15	1.00%	374,968	254,939	120,029
France Government Bond	4,900	0.41%	9/20/15	0.25%	(19,135)	(171,695)	152,560
Morgan Stanley:
China Government International Bond	17,200	0.33%	9/20/15	1.00%	325,812	137,396	188,416
France Government Bond	22,300	0.59%	9/20/16	0.25%	(267,286)	(1,052,989)	785,703
Royal Bank of Scotland:
China Government International Bond	41,500	0.33%	9/20/15	1.00%	786,116	379,145	406,971

					$8,230,581	$2,133,514	$6,097,067

Centrally cleared sell protection swap agreements:
Broker (Exchange)/Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Unrealized Appreciation
Morgan Stanley (CME):
Dow Jones CDX IG-19 5-Year Index	$1,500	0.89%	12/20/17	1.00%	$9,535	$7,722

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(s)	Interest rate swap agreements outstanding at January 31, 2013:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
			Payments Made	Payments Received
Bank of America	BRL 201,900	1/2/17	BRL-CDI-Compounded	8.42%	$(553,805)	$249,148	$(802,953)
Bank of America	MXN 258,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	483,446	46,749	436,697
Barclays Bank	750,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	1,405,364	143,088	1,262,276
Barclays Bank	91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	1,029,454	3,208	1,026,246
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	10,903,826	(2,459,889)	13,363,715
HSBC Bank	MXN 2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	4,578,013	666,135	3,911,878
HSBC Bank	BRL 195,300	1/2/17	BRL-CDI-Compounded	8.32%	(807,462)	132,805	(940,267)
Morgan Stanley	MXN 1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	3,052,010	373,129	2,678,881

					$20,090,846	$(845,627)	$20,936,473

Centrally cleared swap agreements:

			Rate Type			Unrealized Appreciation (Depreciation)
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value
Barclays Bank (CME)	£127,900	3/21/22	6-Month GBP-LIBOR	3.00%	$19,634,559	$9,659,139
Citigroup (CME)	€58,000	3/16/21	6-Month EUR-EURIBOR	3.00%	9,521,348	5,012,334
Credit Suisse First Boston (CME)	4,000	9/16/19	6-Month EUR-EURIBOR	4.00%	955,285	352,687
Deutsche Bank (CME)	$121,800	6/19/43	2.75%	3-Month USD-LIBOR	7,689,911	657,665
Morgan Stanley (CME)	239,100	6/19/43	2.75%	3-Month USD-LIBOR	15,095,713	(1,442,167)

					$52,896,816	$14,239,658

(t)	Forward foreign currency contracts outstanding at January 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
231,208,038 Brazil Real settling 2/4/13	UBS	$113,115,478	$116,106,178	$2,990,700
720,000 British Pound settling 3/12/13	Deutsche Bank	1,152,734	1,141,692	(11,042)
21,881,000 British Pound settling 2/5/13	UBS	34,716,285	34,703,072	(13,213)
511,455,000 Chilean Peso settling 6/5/13	Goldman Sachs	1,041,023	1,067,906	26,883
182,475,947 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	28,941,467	29,342,630	401,163
325,973,232 Chinese Yuan Renminbi settling 2/1/13	BNP Paribas	51,901,607	52,417,384	515,777
89,000,000 Chinese Yuan Renminbi settling 8/5/13	Deutsche Bank	14,208,174	14,199,265	(8,909)
64,000,000 Chinese Yuan Renminbi settling 8/5/13	Royal Bank of Scotland	10,174,881	10,210,708	35,827
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	18,792,436	18,150,492	(641,944)
143,497,285 Chinese Yuan Renminbi settling 2/1/13	UBS	22,764,700	23,074,755	310,055
69,000,000 Chinese Yuan Renminbi settling 8/5/13	UBS	10,993,388	11,008,419	15,031
26,058,000 Euro settling 2/4/13	Barclays Bank	35,321,619	35,381,576	59,957
292,000 Euro settling 2/4/13	Morgan Stanley	390,322	396,478	6,156
26,966,000 Euro settling 2/4/13	UBS	36,247,697	36,614,459	366,762
100,460,000 Japanese Yen settling 4/17/13	Barclays Bank	1,128,629	1,099,136	(29,493)
100,461,000 Japanese Yen settling 4/17/13	UBS	1,126,864	1,099,148	(27,716)
349,966,287 Mexican Peso settling 4/3/13	Deutsche Bank	26,684,429	27,366,027	681,598
4,290,652 Mexican Peso settling 4/3/13	HSBC Bank	331,970	335,513	3,543

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2013	Unrealized Appreciation (Depreciation)
Purchased: (continued):
1,063,015 Mexican Peso settling 4/3/13	JPMorgan Chase	$81,239	$83,124	$1,885
6,525,469 Mexican Peso settling 4/3/13	Morgan Stanley	499,129	510,267	11,138
641,337,988 Mexican Peso settling 4/3/13	UBS	48,748,974	50,150,181	1,401,207
317,529,000 Norwegian Krone settling 2/14/13	HSBC Bank	54,960,536	58,101,262	3,140,726
311,085,000 Norwegian Krone settling 2/14/13	Morgan Stanley	53,845,304	56,922,143	3,076,839
Sold:
314,791,000 Australian Dollar settling 3/14/13	Westpac Banking Corp.	327,508,556	327,322,029	186,527
231,208,038 Brazil Real settling 2/4/13	HSBC Bank	112,438,865	116,106,178	(3,667,313)
231,208,038 Brazil Real settling 4/2/13	UBS	112,269,611	115,325,099	(3,055,488)
2,213,000 British Pound settling 3/12/13	Citigroup	3,549,209	3,509,116	40,093
5,067,000 British Pound settling 3/12/13	JPMorgan Chase	8,115,039	8,034,655	80,384
21,056,980 British Pound settling 2/5/13	UBS	33,134,000	33,396,183	(262,183)
21,881,000 British Pound settling 3/12/13	UBS	34,709,174	34,696,329	12,845
3,067,000 Canadian Dollar settling 3/21/13	Citigroup	3,104,141	3,071,785	32,356
182,475,947 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	29,053,904	29,342,630	(288,726)
325,973,232 Chinese Yuan Renminbi settling 2/1/13	BNP Paribas	51,898,302	52,417,385	(519,083)
222,000,000 Chinese Yuan Renminbi settling 8/5/13	Citigroup	35,249,286	35,418,392	(169,106)
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Deutsche Bank	18,130,222	18,150,492	(20,270)
143,497,285 Chinese Yuan Renminbi settling 2/1/13	UBS	22,847,703	23,074,755	(227,052)
797,000 Euro settling 2/4/13	Barclays Bank	1,045,727	1,082,167	(36,440)
26,058,000 Euro settling 3/4/13	Barclays Bank	35,327,508	35,387,309	(59,801)
153,439,000 Euro settling 2/4/13	BNP Paribas	202,339,702	208,339,613	(5,999,911)
103,412,000 Euro settling 3/4/13	Citigroup	140,373,310	140,435,658	(62,348)
610,000 Euro settling 3/4/13	Morgan Stanley	820,994	828,393	(7,399)
26,966,000 Euro settling 3/4/13	UBS	36,254,304	36,620,392	(366,088)

				$(2,076,073)

(u) At January 31, 2013, the Portfolio held $29,022,000 in cash as collateral for derivatives and when-issued or delayed-delivery securities. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

(v) The weighted average borrowing for sale-buybacks during the three months ended January 31, 2013 was $15,939,466 at a weighted average interest rate of 0.19%. There were no open sale-buybacks at January 31, 2013.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CDI—Inter-Bank Deposit Certificate

CDX—Credit Derivatives Index

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

EUR/€—Euro

EURIBOR—Euro Inter-Bank Offered Rate

FRN—Floating Rate Note

GBP/£—British Pound

GO—General Obligation Bond

GTD—Guaranteed

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

OTC—Over-the-Counter

PSF—Public School Fund

TBA—To Be Announced

TIIE—Inter-Bank Equilibrium Interest Rate

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited)

Principal Amount (000s)		Value*
U.S. GOVERNMENT AGENCY SECURITIES—46.2%
	Fannie Mae—44.4%
$6,100	0.404%, 10/27/37, CMO (j)	$6,072,391
33	0.669%, 8/25/21, CMO (j)	32,815
658	1.875%, 1/1/20, MBS (j)	685,067
382	1.935%, 1/1/22, MBS (j)	393,226
1,515	1.986%, 1/1/34, MBS (j)	1,592,594
288	2.027%, 5/1/28, MBS (j)	305,431
15	2.10%, 11/1/32, MBS (j)	15,380
31	2.169%, 10/1/32, MBS (j)	31,584
217	2.251%, 5/1/33, MBS (j)	230,640
113	2.27%, 1/1/33, MBS (j)	120,627
126	2.29%, 5/1/34, MBS (j)	133,808
332	2.297%, 9/1/35, MBS (j)	354,967
339	2.313%, 9/1/32, MBS (j)	362,135
296	2.33%, 2/1/33, MBS (j)	300,003
79	2.345%, 9/1/27, MBS (j)	83,179
441	2.442%, 1/1/33, MBS (j)	464,919
148	2.483%, 12/1/34, MBS (j)	157,551
19	2.50%, 5/1/17, MBS (j)	19,832
223	2.54%, 12/1/32, MBS (j)	223,286
1,547	2.613%, 11/1/35, MBS (j)	1,644,421
27	2.62%, 6/1/20, MBS (j)	27,903
40	2.76%, 5/1/18, MBS (j)	42,518
29	2.775%, 1/1/18, MBS (j)	29,455
18	2.78%, 9/1/32, MBS (j)	18,407
150	2.925%, 10/1/34, MBS (j)	157,235
518	2.956%, 4/1/35, MBS (j)	549,951
24	3.17%, 3/25/41, CMO (j)	25,014
22	3.571%, 5/25/42, CMO (j)	23,624
524,000	4.00%, MBS, TBA, 30 Year (d)	557,323,099
900	4.00%, 11/25/19, CMO	940,084
270,495	4.00%, 11/1/30—7/1/42, MBS	288,318,657
721,000	4.50%, MBS, TBA, 30 Year (d)	773,485,433
9,689	4.50%, 11/25/26—10/25/34, CMO	10,644,104
22,543	4.50%, 3/1/29—7/1/41, MBS	24,250,516
11,600	4.875%, 12/15/16 (h)	13,444,052
84,000	5.00%, MBS, TBA, 30 Year (d)	90,706,892
519	5.00%, 9/25/14, CMO	531,545
309	5.00%, 9/1/17—11/1/33, MBS	334,121
502	5.50%, 2/25/24, CMO	556,942
321	6.00%, 8/1/22—12/1/23, MBS	353,247
29	6.50%, 1/1/25—12/1/28, MBS	31,637
93	6.50%, 7/18/27, CMO	105,434
153	7.00%, 11/1/38, MBS	181,358
54	7.01%, 8/1/22, MBS	62,271
4	7.925%, 2/1/25, MBS (j)	4,306
76	11.00%, 7/15/20, MBS	80,954

		1,775,452,615

	Freddie Mac—0.7%
100	0.656%, 8/15/29—12/15/31, CMO (j)	100,634
11	0.706%, 9/15/30, CMO (j)	11,478
15	0.756%, 3/15/32, CMO (j)	15,596
255	0.90%, 3/15/20—2/15/24, CMO (j)	257,405
6	0.95%, 10/15/19, CMO (j)	5,704
22	1.20%, 12/15/13, CMO (j)	22,123
59	1.40%, 9/15/22, CMO (j)	58,743
17	1.60%, 8/15/23, CMO (j)	16,685
132	1.955%, 8/1/32, MBS (j)	134,741
26	2.25%, 8/1/29, MBS (j)	27,566
4,274	2.291%, 6/1/35, MBS (j)	4,548,427
124	2.329%, 2/1/33, MBS (j)	132,416
293	2.334%, 2/1/29—4/1/32, MBS (j)	305,726
10	2.348%, 1/1/33, MBS (j)	10,324
273	2.35%, 3/1/32, MBS (j)	277,995
438	2.354%, 5/1/34, MBS (j)	465,838
99	2.375%, 1/1/32, MBS (j)	101,271
16	2.467%, 7/1/29, MBS (j)	17,434
159	2.493%, 10/1/32, MBS (j)	168,506
1,230	2.723%, 10/1/35, MBS (j)	1,314,364
95	2.75%, 10/1/32, MBS (j)	95,261
13	2.94%, 7/1/32, MBS (j)	14,375

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	Freddie Mac (continued)
$14	3.10%, 8/1/32, MBS (j)	$15,255
7,300	3.75%, 3/27/19 (h)	8,361,486
24	4.50%, 5/15/18, CMO	25,895
8,848	5.50%, 3/15/34-5/15/36, CMO	10,064,177
905	6.00%, 8/15/16-12/15/28, CMO	1,006,511
407	6.50%, 8/15/16-7/15/31, CMO	462,707
33	7.00%, 4/1/29-6/1/30, MBS	39,085
103	7.50%, 8/15/30, CMO	121,736

		28,199,464

	Ginnie Mae—0.1%
23	0.555%, 6/20/32, CMO (j)	23,776
1,123	1.625%, 3/20/17-3/20/32, MBS (j)	1,164,834
1,282	1.75%, 8/20/17-6/20/32, MBS (j)	1,341,861
185	2.00%, 5/20/18-9/20/27, MBS (j)	192,694
40	2.25%, 6/20/22, MBS (j)	41,305
37	2.50%, 1/20/18-9/20/21, MBS (j)	39,505
88	3.00%, 4/20/19-8/20/25, MBS (j)	92,389
4	4.50%, 8/20/18, MBS (j)	3,885
2	6.50%, 5/15/23-12/15/23, MBS	2,176

		2,902,425

	SLM Student Loan Trust—0.4%
13,735	1.801%, 4/25/23, ABS (j)	14,343,543

	Small Business Administration Participation Certificates—0.6%
20,324	5.23%, 3/1/27, ABS	22,905,736

	Vendee Mortgage Trust—0.0%
995	6.50%, 9/15/24, CMO	1,160,225

	Total U.S. Government Agency Securities (cost—$1,829,385,164)	1,844,964,008

CORPORATE BONDS & NOTES—22.7%
	Banking—12.3%
47,900	ABN Amro Bank NV, 2.072%, 1/30/14 (a)(b)(c)(i)(j) (acquisition cost—$47,900,000; purchased 1/27/11)	48,533,861
563	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(c)	588,832
	American Express Bank FSB,
1,700	5.50%, 4/16/13	1,717,143
600	6.00%, 9/13/17	715,988
	Bank of America Corp.,
8,295	0.64%, 8/15/16 (j)	7,866,696
21,700	5.75%, 12/1/17	25,080,730
50,300	7.375%, 5/15/14	54,270,531
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(c)	16,107,155
	Citigroup, Inc.,
13,100	2.01%, 5/15/18 (j)	13,435,648
1,550	4.587%, 12/15/15	1,686,082
40,500	5.50%, 4/11/13	40,869,684
27,600	6.125%, 5/15/18	32,914,380
25,000	6.375%, 8/12/14	26,948,825
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(c)	1,976,714
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(c),
1,600	3.20%, 3/11/15	1,676,286
36,900	4.75%, 1/15/20 (b)(i) (acquisition cost—$36,888,192; purchased 1/8/10)	41,729,693
4,200	Dexia Credit Local S.A., 2.75%, 1/10/14 (a)(c)	4,258,464
	Goldman Sachs Group, Inc.,
€800	0.497%, 2/4/13 (j)	1,086,241
$2,000	5.95%, 1/18/18	2,326,008
27,575	6.75%, 10/1/37	31,241,896
11,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(c)(f)	11,011,220
1,900	HSBC Holdings PLC, 7.625%, 5/17/32	2,455,191
6,700	ICICI Bank Ltd., 4.75%, 11/25/16 (a)(c)	7,137,564
	JPMorgan Chase & Co.,
500	3.15%, 7/5/16	529,450
4,500	4.65%, 6/1/14	4,735,760
	Morgan Stanley,
€5,850	0.52%, 3/1/13 (j)	7,943,667
$30,300	2.81%, 5/14/13 (j)	30,473,619
6,400	6.00%, 4/28/15	6,972,691
	UBS AG,
39,800	4.875%, 8/4/20	45,471,460
3,000	5.75%, 4/25/18	3,542,718
6,900	5.875%, 12/20/17	8,200,843
7,600	Wachovia Corp., 0.578%, 6/15/17 (j)	7,473,422

		490,978,462

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Biotechnology—0.0%
$700	Amgen, Inc., 6.40%, 2/1/39	$881,803

Commercial Services—0.1%
4,700	Stanford University, 4.75%, 5/1/19	5,446,351

Diversified Financial Services—4.3%
25,000	American Express Credit Corp., 5.875%, 5/2/13	25,334,375
	Bear Stearns Cos. LLC,
30,600	6.40%, 10/2/17	36,716,175
21,000	7.25%, 2/1/18	26,112,807
	HSBC Finance Corp.,
670	0.741%, 6/1/16 (j)	659,300
19,600	6.676%, 1/15/21	23,362,612
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(b)(c)(i) (acquisition cost—$8,173,924; purchased 4/14/10)	8,439,571
	Merrill Lynch & Co., Inc.,
200	5.00%, 1/15/15	213,830
400	5.45%, 7/15/14	422,886
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)(c)(i) (acquisition cost— $10,780,800; purchased 10/6/10)	11,019,000
	SLM Corp.,
€12,450	0.513%, 6/17/13 (j)	16,779,426
$18,900	5.00%, 10/1/13	19,450,179
4,500	5.375%, 5/15/14	4,727,470

		173,237,631

Electric Utilities—0.1%
2,600	Electricite de France S.A., 6.50%, 1/26/19 (a)(c)	3,176,134

Food & Beverage—0.1%
1,257	Kraft Foods Group, Inc., 6.125%, 8/23/18	1,536,512
443	Mondelez International, Inc., 6.125%, 2/1/18	534,356

		2,070,868

Healthcare-Services—0.4%
15,000	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(c)	18,592,665

Insurance—1.2%
	American International Group, Inc.,
£455	6.765%, 11/15/17	855,478
$21,700	8.25%, 8/15/18	28,233,501
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(c)	1,726,077
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(c)	17,890,317

		48,705,373

Investment Companies—0.3%
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	11,348,810

Mining—0.1%
3,900	Alcoa, Inc., 6.15%, 8/15/20	4,278,823

Oil & Gas—0.8%
	Gaz Capital S.A. for Gazprom,
4,750	6.212%, 11/22/16	5,308,125
2,000	8.125%, 7/31/14	2,168,200
1,599	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20 (a)(c)	1,827,324
190	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(c)	213,750
14,550	Petroleos Mexicanos, 6.50%, 6/2/41	17,205,375
1,100	TNK-BP Finance S.A., 6.25%, 2/2/15	1,180,850
4,600	Valero Energy Corp., 6.625%, 6/15/37	5,459,915

		33,363,539

Pharmaceuticals—0.5%
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	9,546,936
10,000	Pfizer, Inc., 6.20%, 3/15/19	12,544,480

		22,091,416

Pipelines—0.5%
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	19,533,844

Real Estate—0.1%
2,000	Qatari Diar Finance QSC, 5.00%, 7/21/20	2,315,000

Retail—0.1%
2,349	Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	2,734,074

Telecommunications—1.3%
44,600	AT&T, Inc., 5.50%, 2/1/18	52,472,658

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)			Value*
Tobacco—0.4%
		Altria Group, Inc.,
	$1,790	9.25%, 8/6/19	$2,475,138
	507	9.70%, 11/10/18	700,595
	9,700	Reynolds American, Inc., 7.25%, 6/15/37	12,794,979

			15,970,712

Transportation—0.1%
	2,000	RZD Capital Ltd., 5.739%, 4/3/17	2,212,000

		Total Corporate Bonds & Notes (cost—$820,721,523)	909,410,163

SOVEREIGN DEBT OBLIGATIONS—21.4%
Australia—1.4%
	AUD 27,000	Australia Government Bond, 4.00%, 8/20/20, Ser. 20-CI (g)	54,021,370

Canada—3.7%
		Canada Housing Trust No. 1 (a)(c),
	CAD 32,600	1.70%, 12/15/17	32,515,218
	44,600	2.45%, 12/15/15	45,993,052
	69,300	Province of Ontario Canada, 2.85%, 6/2/23	68,495,676

			147,003,946

China—0.2%
		Export-Import Bank of China,
	$3,350	4.875%, 7/21/15	3,667,835
	4,050	4.875%, 7/21/15 (a)(c)	4,434,454

			8,102,289

Italy—8.1%
		Italy Buoni Poliennali Del Tesoro,
	€168,400	3.75%, 8/1/15	237,720,019
	60,400	4.50%, 7/15/15	86,626,764

			324,346,783

Korea (Republic of)—0.6%
	$21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	25,025,239

Mexico—0.4%
	12,000	Mexico Government International Bond, 6.05%, 1/11/40	15,090,000

Qatar—0.8%
		Qatar Government International Bond,
	3,900	4.00%, 1/20/15 (a)(b)(c)(i) (acquisition cost—$4,008,712; purchased 4/22/10)	4,104,750
	7,900	5.25%, 1/20/20 (a)(c)	9,341,750
	4,600	6.40%, 1/20/40 (a)(c)	6,244,500
	9,500	6.55%, 4/9/19	11,875,000

			31,566,000

Spain—6.2%
	€177,300	Spain Government Bond, 4.00%, 7/30/15	248,561,126

-		Total Sovereign Debt Obligations (cost—$800,105,170)	853,716,753

MUNICIPAL BONDS—19.2%
Alaska—0.0%
	$100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	87,721

California—7.1%
	11,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	13,829,970
		Bay Area Toll Auth. Rev.,
	11,000	6.907%, 10/1/50, Ser. S-3	15,551,250
	1,300	6.918%, 4/1/40, Ser. S-1	1,778,647
	15,000	7.043%, 4/1/50, Ser. S-1	21,323,700
		Golden State Tobacco Securitization Corp. Rev., Ser. A (FGIC),
	5,000	5.00%, 6/1/35	5,242,000
	3,500	5.00%, 6/1/38	3,653,335
	11,200	Irvine Ranch Water Dist. Rev., Special Assessment, 6.622%, 5/1/40, Ser. B	14,776,496
		Los Angeles Cnty. Metropolitan Transportation Auth. Rev.,
	1,850	4.53%, 6/1/22	2,109,315
	600	5.735%, 6/1/39	734,742
	4,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	6,325,650
		Los Angeles Department of Water & Power Rev.,
	6,100	5.716%, 7/1/39	7,420,955

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
California (continued)
$6,400	6.166%, 7/1/40	$7,454,016
24,700	6.603%, 7/1/50	35,240,478
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J-05	7,982,780
5,000	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	6,273,800
3,500	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	4,842,915
4,200	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	4,933,026
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	8,159,060
	Riverside Community College Dist., GO, Ser. D-1,
2,150	6.971%, 8/1/35	2,494,968
3,250	7.021%, 8/1/40	3,770,487
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	1,049,400
6,400	San Francisco Public Utilities Commission Water Rev., 5.50%, 11/1/25, Ser. B	7,574,976
	State, GO,
3,600	5.65%, 4/1/39 (j)	3,627,252
1,200	7.35%, 11/1/39	1,699,884
600	7.50%, 4/1/34	847,026
11,100	7.55%, 4/1/39	16,273,155
26,200	7.60%, 11/1/40	38,938,440
10,000	7.625%, 3/1/40	14,684,800
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	954,376
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	4,236,330
2,750	6.296%, 5/15/50	3,254,267
5,100	6.398%, 5/15/31	6,301,815
7,850	6.548%, 5/15/48	10,141,886

		283,481,197

Illinois—0.1%
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,748,614

Iowa—0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	3,790,272

Louisiana—0.1%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	4,940,804

Massachusetts—0.4%
13,100	School Building Auth. Rev., 5.00%, 8/15/30, Ser. B	15,787,203
750	Univ. of Massachusetts Building Auth. Rev., 6.423%, 5/1/29	851,175

		16,638,378

Michigan—0.0%
1,250	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,509,750

New Jersey—1.0%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	1,482,945
	State Turnpike Auth. Rev.,
14,700	7.102%, 1/1/41, Ser. A	20,610,282
300	7.414%, 1/1/40, Ser. F	434,748
21,440	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	19,341,238

		41,869,213

New York—4.9%
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/27, Ser. D	2,323,420
3,500	5.871%, 11/15/39	4,102,840
12,000	6.814%, 11/15/40	15,719,640
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	10,307,513
	New York City Municipal Water Finance Auth. Rev.,
4,450	5.44%, 6/15/43	5,515,909
3,000	6.124%, 6/15/42	3,525,960
5,450	Second Generation Resolutions, 5.882%, 6/15/44	7,180,211
5,800	Second Generation Resolutions, 6.282%, 6/15/42	6,939,874
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	8,318,597
16,700	4.525%, 11/1/22	19,155,401
5,000	5.267%, 5/1/27, Ser. G-3	6,008,800
12,400	5.572%, 11/1/38	15,133,952
7,500	5.767%, 8/1/36	9,133,800
14,700	5.932%, 11/1/36	16,677,885
	Port Auth. of New York & New Jersey Rev.,
16,700	5.647%, 11/1/40, Ser. 160	20,391,034
2,500	5.859%, 12/1/24, Ser. 158	3,224,200
	State Dormitory Auth. Rev.,
6,635	5.00%, 3/15/34, Ser. C	7,692,619
7,500	5.00%, 2/15/37, Ser. D	8,672,100
2,600	5.00%, 2/15/40, Ser. D	2,981,966
4,000	5.051%, 9/15/27	4,659,800
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	10,665,424
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	6,031,896

		194,362,841

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Ohio—1.4%
$10,900	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	$15,782,437
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	5,296,618
9,500	5.875%, 6/1/47	8,591,420
7,020	6.00%, 6/1/42	6,425,406
600	Higher Educational Fac. Commission Rev., Cleveland Clinc Health, 5.00%, 1/1/38	677,148
	State, GO, Ser. Q,
6,015	5.00%, 5/1/26	7,353,999
2,600	5.00%, 5/1/27	3,164,304
6,550	5.00%, 5/1/28	7,929,234

		55,220,566

Pennsylvania—0.3%
600	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39	710,616
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26, Ser. B	9,997,530

		10,708,146

Tennessee—0.0%
100	Metropolitan Gov’t of Nashville & Davidson Cnty. Water & Sewer Rev., 6.568%, 7/1/37, Ser. B	133,561

Texas—3.2%
400	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	467,132
19,000	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	21,274,490
	City Public Service Board of San Antonio Rev.,
7,000	5.808%, 2/1/41	9,010,960
4,600	6.308%, 2/1/37	5,444,744
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	9,732,792
17,500	4.681%, 4/1/40	19,989,725
52,100	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	62,662,233

		128,582,076

Washington—0.6%
11,720	State, GO, 5.00%, 7/1/25	14,426,969
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	8,269,344

		22,696,313

	Total Municipal Bonds (cost-$651,304,429)	766,769,452

MORTGAGE-BACKED SECURITIES—11.7%
	Adjustable Rate Mortgage Trust, CMO (j),
482	2.985%, 11/25/35	409,586
296	5.081%, 1/25/36	281,679
5,000	American General Mortgage Loan Trust, 5.15%, 3/25/58 CMO (a)(c)(j)	5,152,691
	American Home Mortgage Assets Trust, CMO (j),
1,391	0.394%, 9/25/46	935,456
1,163	0.414%, 10/25/46	755,563
1,684	Banc of America Funding Trust, 2.692%, 2/20/36 CMO (j)	1,680,079
1,389	Banc of America Mortgage Trust, 5.50%, 9/25/35 CMO	1,370,937
4,700	BCRR Trust, 5.791%, 8/17/45 CMO (a)(c)(j)	5,494,749
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
8,456	2.32%, 8/25/35	8,634,134
2,499	2.47%, 10/25/35	2,472,354
15,656	2.57%, 3/25/35	15,858,796
4,406	2.793%, 3/25/35	4,453,011
55	2.965%, 1/25/35	54,706
212	3.018%, 2/25/34	216,084
811	3.10%, 5/25/47	655,595
204	3.12%, 1/25/34	205,802
369	3.539%, 2/25/36	253,705
	Bear Stearns ALT-A Trust, CMO (j),
879	2.691%, 2/25/36	538,393
173	2.883%, 5/25/35	158,538
5,014	2.903%, 6/25/34	1,759,494
17	Bear Stearns Mortgage Securities, Inc., 6.43%, 3/25/31 CMO (j)	18,508
2,114	Bear Stearns Structured Products, Inc. Trust, 2.802%, 1/26/36 CMO (j)	1,675,569
1,744	Chase Mortgage Finance Trust, 5.756%, 9/25/36 CMO (j)	1,671,802
789	Chevy Chase Funding LLC Mortgage-Backed Certificates, 0.334%, 5/25/48 CMO (a)(c)(j)	527,881
	Citigroup Commercial Mortgage Trust, CMO (a)(c)(j),
9,862	5.322%, 12/17/49	11,295,087
15,178	5.858%, 7/17/40	18,042,688
	Citigroup Mortgage Loan Trust, Inc., CMO (j),

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$19,424	2.53%, 10/25/35	$18,503,960
727	2.57%, 10/25/35	717,271
133	2.694%, 8/25/35	133,361
254	2.877%, 12/25/35	164,169
1,723	3.083%, 9/25/37	1,389,123
3,505	Commercial Capital Access One, Inc., 6.963%, 11/15/28 CMO (a)(b)(c)(i)(j) (acquisition cost—$3,781,019; purchased 5/9/03)	3,466,280
2,000	Commercial Mortgage Pass-Through Certificates, 5.479%, 2/5/19 CMO (a)(c)(j)	1,998,801
15,555	Commercial Mortgage Trust, 3.156%, 7/10/46 CMO (a)(c)	16,414,678
699	Community Program Loan Trust, 4.50%, 4/1/29 CMO	708,170
	Countrywide Alternative Loan Trust, CMO (j),
669	0.374%, 1/25/37	519,978
3,083	0.384%, 5/25/47	2,285,096
3,021	0.385%, 2/20/47	1,911,670
130	0.415%, 7/20/46	68,496
4,838	0.424%, 5/25/35	3,497,618
2,372	0.464%, 12/25/35	1,996,710
199	0.474%, 5/25/36	37,351
1,086	1.707%, 2/25/36	866,435
287	5.415%, 11/25/35	208,508
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (j),
202	0.434%, 5/25/35	165,822
321	0.504%, 4/25/46	60,181
1,076	0.514%, 3/25/35	834,906
1,520	0.524%, 3/25/35	1,202,558
998	0.544%, 3/25/36	414,085
836	0.594%, 2/25/35	518,472
45	0.744%, 2/25/35	42,577
450	2.738%, 4/25/35	84,111
149	2.783%, 2/20/36	134,656
433	4.771%, 5/20/36	313,748
360	5.124%, 10/20/35	304,704
12	Credit Suisse First Boston Mortgage Securities Corp., 0.828%, 3/25/32 CMO (a)(c)(j)	11,640
27,960	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 5.761%, 9/15/39 CMO (j)	32,182,673
276	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.525%, 7/19/45 CMO (j)	30,389
1,362	First Horizon Mortgage Pass-Through Trust, 6.25%, 11/25/36 CMO	1,418,549
606	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35 CMO (a)(c)	615,624
364	GMAC Mortgage Loan Trust, 3.80%, 11/19/35 CMO (j)	329,741
5,067	Granite Master Issuer PLC, 0.385%, 12/20/54 CMO (j)—(k)	4,995,660
—(k)	Greenpoint Mortgage Funding Trust, 0.284%, 10/25/46 CMO (j)	4
	GSR Mortgage Loan Trust, CMO (j),
1,282	2.66%, 9/25/35	1,324,757
173	2.911%, 4/25/35	162,368
258	2.952%, 9/25/34	243,230
	Harborview Mortgage Loan Trust, CMO (j),
4,367	0.395%, 2/19/46	3,464,245
3,308	0.425%, 5/19/35	2,707,555
295	0.455%, 1/19/38	89,762
167	0.455%, 9/19/46	21,736
€22,229	Holmes Master Issuer PLC, 1.595%, 10/15/54 CMO (a)(c)(j)	30,461,532
	Homebanc Mortgage Trust, CMO (j),
$303	0.384%, 12/25/36	247,549
7,800	5.494%, 4/25/37	4,206,095
7,069	Indymac INDA Mortgage Loan Trust, 5.394%, 8/25/36 CMO (j)	7,121,919
433	Indymac INDB Mortgage Loan Trust, 0.504%, 11/25/35 CMO (j)	207,393
	Indymac Index Mortgage Loan Trust, CMO (j),
148	0.394%, 9/25/46	107,988
732	0.484%, 3/25/35	615,717
268	2.988%, 6/25/35	231,916
2,407	4.779%, 9/25/35	475,485
3,924	4.87%, 6/25/36	3,736,409
2,636	4.888%, 8/25/35	2,285,254
2,349	4.974%, 10/25/35	2,009,869
9,426	JPMorgan Alternative Loan Trust, 0.704%, 6/27/37 CMO (a)(c)(j)	7,779,178
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
2,252	0.581%, 7/15/19 (a)(c)(j)	2,203,774
26,651	2.749%, 11/15/43 (a)(c)	27,884,866
20,000	3.341%, 7/15/46 (a)(c)	21,484,960
22,900	4.106%, 7/15/46 (a)(c)	25,587,521
600	5.336%, 5/15/47	683,733
	JPMorgan Mortgage Trust, CMO (j),
1,762	3.028%, 7/25/35	1,818,070
1,105	3.093%, 9/25/34	1,147,244
168	4.768%, 4/25/35	169,438
289	5.231%, 11/25/35	284,252
	Luminent Mortgage Trust, CMO (j),
1,615	0.374%, 12/25/36	1,186,982
553	0.404%, 10/25/46	452,082
	MASTR Adjustable Rate Mortgages Trust, CMO (j),
280	0.444%, 5/25/37	188,528
4	2.628%, 11/21/34	4,379

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	MASTR Reperforming Loan Trust, CMO (a)(c),
$2,162	7.00%, 5/25/35	$2,062,918
3,302	7.50%, 7/25/35	3,352,258
1,925	8.00%, 7/25/35	2,000,356
149	Mellon Residential Funding Corp., 2.61%, 10/20/29 CMO (j)	150,177
943	Merrill Lynch Alternative Note Asset Trust, 0.504%, 3/25/37 CMO (j)	427,945
	Merrill Lynch Mortgage Investors Trust, CMO (j),
245	1.51%, 7/25/29	244,939
983	1.76%, 10/25/35	972,085
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.936%, 8/12/49 CMO (j)	2,351,334
	Morgan Stanley Capital I Trust, CMO,
38,250	5.332%, 12/15/43	43,641,510
1,100	5.692%, 4/15/49 (j)	1,273,666
261	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.337%, 3/25/33 CMO (j)	258,438
3,891	NCUA Guaranteed Notes Trust, 0.658%, 10/7/20 CMO (j)	3,903,593
1,000	Nomura Asset Acceptance Corp., 7.50%, 3/25/34 CMO (a)(c)	1,079,574
1,851	Nomura Asset Acceptance Corp. Alternative Loan Trust, 5.227%, 2/25/36 CMO (j)	1,498,860
89	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, 0.464%, 7/25/35 CMO (j)	88,141
	Residential Accredit Loans, Inc., CMO (j),
953	0.454%, 8/25/37	673,017
374	0.504%, 8/25/35	287,195
291	0.604%, 10/25/45	209,251
260	5.714%, 2/25/36	172,003
	Residential Funding Mortgage Securities I, CMO,
2,244	3.52%, 3/25/35 (j)	1,898,532
830	6.00%, 9/25/36	768,649
59	Sovereign Commercial Mortgage Securities Trust, 6.023%, 7/22/30 CMO (a)(c)(j)	59,934
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
980	0.939%, 6/25/34	852,602
1,042	1.572%, 5/25/35	710,079
18	2.692%, 1/25/36	16,703
144	2.868%, 10/25/34	139,647
7,153	4.571%, 9/25/36	4,189,716
7,900	5.084%, 5/25/36	7,519,793
	Structured Asset Mortgage Investments II Trust, CMO (j),
372	0.334%, 3/25/37	262,152
11,085	0.384%, 6/25/36	6,630,392
140	0.394%, 6/25/36	108,890
1,140	0.394%, 7/25/46	814,341
7,666	0.424%, 5/25/36	5,283,268
1,461	0.424%, 5/25/46	797,902
252	0.464%, 5/25/46	30,654
968	0.905%, 3/19/34	786,739
1,177	Structured Asset Mortgage Investments Trust, 0.945%, 12/19/33 CMO (j)	1,108,331
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, CMO (j),
4	2.198%, 5/25/32	3,466
239	2.649%, 2/25/34	234,528
290	Wachovia Mortgage Loan Trust LLC, 5.395%, 10/20/35 CMO (j)	286,843
	WaMu Mortgage Pass-Through Certificates, CMO (j),
21	0.474%, 12/25/45	19,659
670	0.524%, 1/25/45	640,359
511	0.614%, 11/25/45	422,441
564	0.62%, 11/25/34	553,671
3,078	0.64%, 10/25/44	2,929,073
1,554	0.74%, 11/25/34	1,378,726
443	0.922%, 6/25/47	131,467
64	1.371%, 11/25/42	61,501
12,510	2.434%, 9/25/33	12,810,782
1,135	2.46%, 8/25/33	1,173,731
559	2.511%, 11/25/46	514,067
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
532	0.704%, 7/25/37 (j)	441,293
561	2.615%, 8/25/34 (j)	583,011
1,726	2.625%, 1/25/35 (j)	1,703,675
2,892	2.625%, 3/25/36 (j)	2,904,985
9,439	2.658%, 6/25/35 (j)	9,680,479
716	6.00%, 6/25/37	709,077

Total Mortgage-Backed Securities (cost-$448,257,358)		467,524,866

U.S. TREASURY OBLIGATIONS—6.2%
U.S. Treasury Inflation Indexed Bonds—1.3%
36,800	2.125%, 2/15/41 (g)	53,004,095

U.S. Treasury Notes—4.9%
5,500	0.25%, 1/31/14	5,504,512
52,600	1.00%, 1/15/14 (h)	53,023,272
129,800	1.375%, 2/28/19 (h)	131,584,750

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
U.S. Treasury Notes (continued)
$5,300	2.00%, 2/15/22	$5,377,014

		195,489,548

	Total U.S. Treasury Obligations (cost—$249,528,172)	248,493,643

ASSET-BACKED SECURITIES—0.8%
236	Access Group, Inc., 1.601%, 10/27/25 (j)	239,890
48	Amortizing Residential Collateral Trust, 0.744%, 6/25/32 (j)	40,124
698	Bayview Financial Asset Trust, 0.604%, 12/25/39 (a)(c)(e)(j)	613,523
161	Bear Stearns Asset-Backed Securities I Trust, 0.284%, 10/25/36 (j)	154,447
2,408	Bear Stearns Asset-Backed Securities Trust, 0.794%, 6/25/43 (j)	2,389,039
44	Cendant Mortgage Corp., 5.98%, 7/25/43 (a)(c)(j)	44,395
	Conseco Financial Corp.,
3,047	6.18%, 4/1/30	3,161,872
2,119	6.81%, 12/1/28 (j)	2,282,198
742	6.87%, 4/1/30 (j)	796,846
1,000	7.06%, 2/1/31 (j)	986,905
208	7.40%, 6/15/27	216,849
213	7.55%, 1/15/29 (j)	229,802
	Countrywide Asset-Backed Certificates (j),
44	0.674%, 11/25/33 (a)(c)	44,075
875	0.684%, 12/25/31	575,198
100	Delta Funding Home Equity Loan Trust, 0.846%, 8/15/30 (j)	81,839
654	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(c)(i) (acquisition cost—$668,282; purchased 12/19/05)	670,650
25	EMC Mortgage Loan Trust, 0.944%, 5/25/40 (a)(c)(j)	23,096
1,278	First Frankin Mortgage Loan Trust, 0.604%, 4/25/35 (j)	1,274,610
6	First Plus Home Loan Owner Trust, 7.32%, 11/10/23 (e)	399
25	Fremont Home Loan Trust, 0.994%, 12/25/29 (j)	19,159
	Lehman XS Trust (j),
1,967	0.354%, 4/25/37	1,305,683
91	0.434%, 8/25/46	9,900
311	0.444%, 11/25/46	64,288
866	Long Beach Mortgage Loan Trust, 1.629%, 3/25/32 (j)	775,237
76	Madison Avenue Manufactured Housing Contract, 1.654%, 3/25/32 (j)	76,025
1,263	MESA Trust, 1.004%, 12/25/31 (a)(c)(j)	970,398
1,174	Mid-State Capital Corp. Trust, 6.005%, 8/15/37	1,269,006
	Morgan Stanley Mortgage Loan Trust (j),
267	0.434%, 2/25/37	147,918
446	0.564%, 4/25/37	227,710
200	RAAC, 0.604%, 6/25/47 (j)	175,363
	Residential Asset Mortgage Products, Inc.,
1,954	5.57%, 7/25/34	1,465,985
2,737	5.634%, 1/25/34	2,675,655
	Residential Asset Securities Corp. (j),
2,555	0.634%, 3/25/35	2,261,969
120	7.14%, 4/25/32	8,854
378	SACO I, Inc., 0.964%, 11/25/35 (j)	373,958
613	Salomon Mortgage Loan Trust, 1.104%, 11/25/33 (j)	570,458
1	Saxon Asset Securities Trust, 0.724%, 8/25/32 (j)	936
	South Carolina Student Loan Corp. (j),
1,157	0.861%, 3/1/18	1,160,887
3,600	1.061%, 3/2/20	3,624,012
600	1.311%, 9/3/24	611,646

	Total Asset-Backed Securities (cost—$33,093,104)	31,620,804

SHORT-TERM INVESTMENTS—7.2%
Repurchase Agreements—6.9%
50,000	Banc of America Securities LLC, dated 1/25/13, 0.14%, due 2/1/13, proceeds $50,001,361; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $51,054,217 including accrued interest	50,000,000
3,900	Banc of America Securities LLC, dated 1/31/13, 0.16%, due 2/1/13, proceeds $3,900,017; collateralized by U.S. Treasury Notes, 1.375%, due 1/31/20, valued at $3,979,284 including accrued interest	3,900,000
18,500	Barclays Capital, Inc., dated 1/29/13, 0.11%, due 2/5/13, proceeds $18,500,396; collateralized by U.S. Treasury Notes, 6.125%, due 11/15/27, valued at $18,796,518 including accrued interest	18,500,000
21,100	Barclays Capital, Inc., dated 1/30/13, 0.09%, due 2/14/13, proceeds $21,100,791; collateralized by Ginnie Mae, 4.50%, due 5/20/41, valued at $22,041,543 including accrued interest	21,100,000
2,000	Barclays Capital, Inc., dated 1/31/13, 0.18%, due 2/1/13, proceeds $2,000,010; collateralized by Fannie Mae, 3.50%, due 9/1/42, valued at $2,072,096 including accrued interest	2,000,000
7,700	BNP Paribas Securities Corp., dated 1/31/13, 0.18%, due 2/1/13, proceeds $7,700,039; collateralized by Ginnie Mae, 4.00%, due 5/20/42, valued at $7,974,299 including accrued interest	7,700,000

Fixed Income SHares: Series M Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)			Value*
$11,900	BNP Paribas Securities Corp., dated 1/31/13, 0.12%, due 2/15/13, proceeds $11,900,595; collateralized by U.S. Treasury Notes, 1.25%, due 8/31/15, valued at $12,150,120 including accrued interest		$11,900,000
5,500	Citigroup Global Markets, Inc., dated 1/31/13, 0.16%, due 2/1/13, proceeds $5,500,024; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $5,610,030 including accrued interest		5,500,000
100,000	RBC Capital Markets LLC, dated 1/31/13, 0.17%, due 2/3/13, proceeds $100,000,472; collateralized by U.S. Treasury Notes, 0.25%, due 7/15/15, valued at $102,042,347 including accrued interest		100,000,000
35,000	Royal Bank of Scotland, dated 1/16/13, 0.18%, due 2/11/13, proceeds $35,004,550; collateralized by U.S. Treasury Notes, 2.125%, due 8/15/21, valued at $35,406,363 including accrued interest		35,000,000
18,300	Royal Bank of Scotland, dated 1/23/13, 0.12%, due 2/13/13, proceeds $18,301,281; collateralized by U.S. Treasury Notes, 1.75%, due 10/10/18, valued at $18,573,258 including accrued interest		18,300,000
3,557	State Street Bank and Trust Co., dated 1/31/13, 0.01%, due 2/1/13, proceeds $3,557,001; collateralized by Freddie Mac, 1.96%, due 11/7/22, valued at $3,630,718 including accrued interest		3,557,000

	Total Repurchase Agreements (cost—$277,457,000)		277,457,000

U.S. Treasury Obligations (h)(l)—0.3%
13,527	U.S. Treasury Bills, 0.104%-0.183%, 7/18/13-1/9/14 (cost—$13,512,428)		13,516,830

	Total Short-Term Investments (cost—$290,969,428)		290,973,830

	Total Investments (cost—$5,123,364,348) (m)	135.4%	5,413,473,519

	Liabilities in excess of other assets	(35.4)	(1,416,542,645)

	Net Assets	100.0%	$3,996,930,874

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $487,881,478, representing 12.2% of net assets.
(b)	Illiquid.
(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2013.
(e)	Fair-Valued—Securities with an aggregate value of $613,922, representing 0.02% of net assets.
(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(g)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)	Restricted. The aggregate acquisition cost of such securities is $112,200,929. The aggregate market value is $117,963,805, representing 3.0% of net assets.
(j)	Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2013.
(k)	Principal amount less than $500.
(l)	Rates reflect the effective yields at purchase date.
(m)	At January 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $5,126,281,019. Gross unrealized appreciation was $ 320,372,208; gross unrealized depreciation was $ 33,179,708; and net unrealized appreciation was $287,192,500. The difference between book and tax cost basis was attributable to wash sale loss deferrals and sale-buyback adjustments.

(n)	Futures contracts outstanding at January 31, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	10-Year U.S. Treasury Note Futures	255	$33,477	3/19/13	$(25,822)

(o)	Transactions in options written for the three months ended January 31, 2013:

Notional Amount (000s)
Options outstanding, October 31, 2012	$508,200
Options terminated in closing transactions	(508,200)

Options outstanding, January 31, 2013	$—

(p)	Credit default swap agreements outstanding at January 31, 2013:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Macy’s	$5,000	0.57%	9/20/15	(7.06)%	$(895,065)	$—	$(895,065)
Barclays Bank:
Embarq Corp.	400	0.29%	6/20/13	(1.00)%	(1,577)	(7,216)	5,639
Citigroup:
Valero Energy	4,600	0.17%	12/20/13	(3.40)%	(151,516)	—	(151,516)
Deutsche Bank:
Altria Group, Inc.	4,500	0.81%	3/20/19	(1.46)%	(177,639)	—	(177,639)
Morgan Stanley:
Altria Group, Inc.	1,500	0.78%	12/20/18	(1.55)%	(68,699)	—	(68,699)

					$(1,294,496)	$(7,216)	$(1,287,280)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas:
General Electric	$10,000	0.14%	12/20/13	3.80%	$372,038	$—	$372,038
General Electric	75,000	0.14%	12/20/13	4.50%	3,322,033	—	3,322,033
Credit Suisse First Boston:
BP Capital Markets	6,000	0.25%	6/20/15	5.00%	718,071	92,045	626,026
Goldman Sachs:
Berkshire Hathaway	2,200	0.18%	9/20/13	0.97%	13,683	—	13,683
Berkshire Hathaway	14,600	0.18%	9/20/13	0.98%	91,917	—	91,917
BP Capital Markets	1,100	0.25%	6/20/15	5.00%	131,647	17,777	113,870
California State Municipal Bond	25,000	1.29%	12/20/18	1.60%	447,996	—	447,996
California State Municipal Bond	11,000	1.29%	12/20/18	1.75%	284,884	—	284,884
Connecticut State Municipal Bond	9,000	1.28%	3/20/21	1.60%	212,199	—	212,199
JPMorgan Chase:
BP Capital Markets	1,100	0.25%	6/20/15	5.00%	131,646	4,393	127,253
Morgan Stanley	100	0.22%	6/20/13	1.00%	422	(11,057)	11,479

					$5,726,536	$103,158	$5,623,378

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q)	Interest rate swap agreements outstanding at January 31, 2013:

OTC swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty			Payments Made	Payments Received
Bank of America	MXN 40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$538,028	$—	$538,028
Barclays Bank	189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	766,811	(35)	766,846
Barclays Bank	BRL 34,400	1/2/17	BRL-CDI-Compounded	8.18%	(209,790)	(45,824)	(163,966)
Deutsche Bank	61,000	1/2/17	BRL-CDI-Compounded	8.29%	(299,476)	(71,953)	(227,523)
HSBC Bank	MXN 99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	400,501	(6,855)	407,356
HSBC Bank	BRL 38,300	1/2/17	BRL-CDI-Compounded	8.32%	(158,350)	2,335	(160,685)
Morgan Stanley	13,600	1/2/17	BRL-CDI-Compounded	8.22%	(75,642)	(20,529)	(55,113)

					$962,082	$(142,861)	$1,104,943

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation (Depreciation)
Broker (Exchange)			Payments Made	Payments Received
Barclays Bank (CME)	£112,800	3/21/22	6-Month GBP-LIBOR	3.00%	$17,316,484	$7,104,863
Credit Suisse First Boston (CME)	$165,600	6/19/43	2.75%	3-Month USD-LIBOR	10,455,249	(920,969)
Deutsche Bank (CME)	84,400	6/19/43	2.75%	3-Month USD-LIBOR	5,328,641	455,722

					$33,100,374	$6,639,616

(r)	Forward foreign currency contracts outstanding at January 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
15,164,000 Australian Dollar settling 2/21/13	Bank of America	$15,853,962	$15,792,557	$(61,405)
9,881,591 Brazil Real settling 2/4/13	HSBC Bank	4,786,665	4,962,257	175,592
9,881,591 Brazil Real settling 4/2/13	UBS	4,779,026	4,928,875	149,849
5,399,000 British Pound settling 3/12/13	Deutsche Bank	8,675,555	8,561,102	(114,453)
305,000 British Pound settling 3/12/13	HSBC Bank	491,974	483,633	(8,341)
4,646,000 British Pound settling 2/5/13	UBS	7,371,320	7,368,515	(2,805)
671,000 Canadian Dollar settling 3/21/13	Deutsche Bank	679,518	672,047	(7,471)
50,864,000 Euro settling 2/4/13	Barclays Bank	68,946,152	69,063,185	117,033
3,158,000 Euro settling 3/4/13	Credit Suisse First Boston	4,286,836	4,288,630	1,794
3,874,000 Euro settling 2/4/13	Deutsche Bank	5,145,699	5,260,121	114,422
1,467,000 Euro settling 2/4/13	HSBC Bank	1,958,472	1,991,894	33,422
127,633,000 Euro settling 2/4/13	UBS	171,564,279	173,300,203	1,735,924
1,309,871 Mexican Peso settling 4/3/13	Deutsche Bank	99,876	102,427	2,551
2,204,944 Mexican Peso settling 4/3/13	HSBC Bank	171,529	172,418	889
109,667,490 Mexican Peso settling 4/3/13	Morgan Stanley	8,455,017	8,575,579	120,562

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2013	Unrealized Appreciation (Depreciation)
Sold:
9,881,591 Brazil Real settling 2/4/13	UBS	$4,814,417	$4,962,257	$(147,840)
1,578,000 British Pound settling 3/12/13	Barclays Bank	2,539,949	2,502,208	37,741
1,229,000 British Pound settling 3/12/13	Credit Suisse First Boston	1,999,952	1,948,804	51,148
3,903,301 British Pound settling 2/5/13	UBS	6,142,001	6,190,601	(48,600)
4,646,000 British Pound settling 3/12/13	UBS	7,369,810	7,367,083	2,727
111,987,000 Canadian Dollar settling 3/21/13	Deutsche Bank	113,637,586	112,161,719	1,475,867
35,985,000 Canadian Dollar settling 3/21/13	Royal Bank of Canada	36,440,507	36,041,143	399,364
129,419,000 Euro settling 2/4/13	Bank of America	171,601,182	175,725,236	(4,124,054)
64,435,000 Euro settling 2/4/13	Barclays Bank	85,081,585	87,489,901	(2,408,316)
50,864,000 Euro settling 3/4/13	Barclays Bank	68,957,647	69,074,375	(116,728)
203,600,000 Euro settling 3/4/13	Citigroup	276,370,304	276,493,056	(122,752)
64,966,000 Euro settling 2/4/13	JPMorgan Chase	86,278,746	88,210,894	(1,932,148)
129,419,000 Euro settling 2/4/13	UBS	172,050,265	175,725,235	(3,674,970)
127,633,000 Euro settling 3/4/13	UBS	171,595,549	173,328,282	(1,732,733)

				$(10,083,731)

(s)	At January 31, 2013, the Fund held $334,203 of U.S. Treasury Obligations and $8,720,000 in cash as collateral for derivatives and when-issued or delayed-delivery securities. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.
(t)	The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended January 31, 2013 was $ 6,062,250 at a weighted average interest rate of 0.27%. There were no open reverse repurchase agreements at January 31, 2013.
(u)	The weighted average borrowing for sale-buybacks during the three months ended January 31, 2013 was $42,847,621 at a weighted average interest rate of 0.28%. There were no open sale-buybacks at January 31, 2013.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CDI—Inter-Bank Deposit Certificate

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

CP—Certificates of Participation

€—Euro

FGIC—insured by Financial Guaranty Insurance Co.

GBP/£—British Pound

GO—General Obligation Bond

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

OTC—Over-the-Counter

TBA—To Be Announced

TIIE—Inter-Bank Equilibrium Interest Rate

Fixed Income SHares: Series R Schedule of Investments

January 31, 2013 (unaudited)

Principal Amount (000s)		Value*
U.S. TREASURY OBLIGATIONS (g)—97.1%
U.S. Treasury Inflation Indexed Bonds—38.0%
$ 14,062	0.75%, 2/15/42	$14,957,715
42,844	1.75%, 1/15/28	54,622,836
45,470	2.00%, 1/15/26 (e)	58,950,697
28,010	2.375%, 1/15/25	37,452,306
1,028	2.375%, 1/15/27	1,396,976
40,952	2.50%, 1/15/29 (e)(h)	57,495,300

		224,875,830

U.S. Treasury Inflation Indexed Notes—59.1%
1,221	0.125%, 1/15/22	1,320,844
835	0.125%, 4/15/16	886,164
18,349	0.125%, 4/15/17	19,762,502
67,936	0.125%, 7/15/22 (e)	73,460,684
29,627	0.125%, 1/15/23	31,793,727
3,065	0.625%, 7/15/21	3,476,222
1,526	1.125%, 1/15/21	1,787,984
1,088	1.25%, 4/15/14	1,127,695
83,903	1.25%, 7/15/20 (e)	99,471,277
319	1.375%, 1/15/20	378,608
14,832	1.625%, 1/15/15	15,877,543
1,894	1.875%, 7/15/15	2,082,417
58,440	2.00%, 1/15/14 (e)(h)(i)	60,576,728
11,116	2.00%, 7/15/14	11,796,003
21,760	2.625%, 7/15/17 (e)(i)	26,197,200

		349,995,598

	Total U.S. Treasury Obligations (cost—$557,157,138)	574,871,428

SOVEREIGN DEBT OBLIGATIONS—17.8%
Australia—4.6%
	Australia Government Bond (g),
AUD 9,200	3.00%, 9/20/25, Ser. 25-CI	13,086,267
4,600	4.00%, 8/20/20, Ser. 20-CI	9,203,641
	New South Wales Treasury Corp. (g),
300	2.50%, 11/20/35, Ser. CI-B2	372,101
3,500	2.75%, 11/20/25, Ser. CI-BI	4,735,063

		27,397,072

Canada—2.8%
	Canadian Government Bond,
CAD 5,695	1.50%, 12/1/44 (g)	7,262,011
1,400	2.75%, 9/1/16	1,469,270
5,576	4.25%, 12/1/21, Ser. L-256 (g)	7,755,460

		16,486,741

Ireland—0.3%
$1,400	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(d)	1,545,880

Italy—4.5%
	Italy Buoni Poliennali Del Tesoro (g),
€14,296	2.10%, 9/15/16	19,979,240
4,369	2.10%, 9/15/17	6,058,566
536	2.10%, 9/15/21	701,184

		26,738,990

Mexico—1.6%
	Mexican Udibonos,
MXN 88,159	2.00%, 6/9/22	7,196,785
26,764	2.50%, 12/10/20	2,273,630

		9,470,415

South Africa—0.2%
ZAR 10,594	South Africa Government Bond, 2.75%, 1/31/22, Ser. R-212 (g)	1,382,711

Fixed Income SHares: Series R Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
Spain—0.7%
	Xunta de Galicia,
€1,700	5.763%, 4/3/17	$2,318,981
1,100	6.131%, 4/3/18	1,504,241

		3,823,222

United Kingdom—3.1%
	United Kingdom Gilt Inflation Linked, Ser. 3-MO (g),
£9,118	0.125%, 3/22/24	15,981,155
1,188	1.25%, 11/22/32	2,481,316

		18,462,471

	Total Sovereign Debt Obligations (cost-$99,497,278)	105,307,502

CORPORATE BONDS & NOTES—9.9%
Airlines—0.9%
$5,000	Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	5,275,000

Banking—1.9%
	Ally Financial, Inc. (l),
700	2.511%, 12/1/14	703,862
3,200	3.51%, 2/11/14	3,260,384
1,000	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)	1,046,250
2,900	Citigroup, Inc., 2.31%, 8/13/13 (l)	2,926,506
€700	Goldman Sachs Group, Inc., 5.375%, 2/15/13	951,686
	Morgan Stanley (l),
$500	0.753%, 10/18/16	482,707
1,800	1.281%, 4/29/13	1,802,839

		11,174,234

Chemicals—0.2%
1,000	RPM International, Inc., 6.50%, 2/15/18	1,177,218

Diversified Financial Services—1.4%
1,800	Credit Agricole Home Loan SFH, 1.052%, 7/21/14 (a)(b)(d)(k)(l) (acquisition cost—$1,800,000; purchased 4/13/11)	1,811,293
4,200	Ford Motor Credit Co. LLC, 3.984%, 6/15/16	4,456,956
500	International Lease Finance Corp., 6.50%, 9/1/14 (a)(d)	536,250
€400	Merrill Lynch & Co., Inc., 0.659%, 7/22/14 (l)	540,923
	SLM Corp.,
$590	4.162%, 3/17/14 (l)	595,074
500	5.05%, 11/14/14	527,532

		8,468,028

Food & Beverage—0.3%
1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(b)(d)(k) (acquisition cost—$1,259,250; purchased 2/9/09)	1,644,489

Insurance—2.9%
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	3,990,798
€5,000	New York Life Global Funding, 0.304%, 12/20/13 (l)	6,742,867
$6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	6,654,325

		17,387,990

Media—1.7%
4,400	CSC Holdings LLC, 8.50%, 6/15/15	4,603,500
5,000	DISH DBS Corp., 6.625%, 10/1/14	5,381,250

		9,984,750

Oil & Gas—0.3%
1,520	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	1,710,000

Pipelines—0.2%
1,200	DCP Midstream Operating L.P., 3.25%, 10/1/15	1,247,029

Real Estate Investment Trust—0.1%
700	Ventas Realty L.P., 3.125%, 11/30/15	740,181

	Total Corporate Bonds & Notes (cost—$55,169,456)	58,808,919

MORTGAGE-BACKED SECURITIES—5.0%
€16	Arran Residential Mortgages Funding PLC, 1.391%, 5/16/47 CMO (a)(d)(l)	21,629
	Banc of America Commercial Mortgage Trust, CMO (l),
$28	378%, 6/10/49 (a)(d)	28,130
28	5.592%, 6/10/49	28,109
3,922	Banc of America Large Loan Trust, 2.506%, 11/15/15 CMO (a)(d)(l)	3,936,646
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (l),
29	2.24%, 8/25/35	29,251

Fixed Income SHares: Series R Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$55	2.32%, 8/25/35	$55,975
90	2.57%, 3/25/35	90,686
26	2.793%, 3/25/35	26,671
	Citigroup Mortgage Loan Trust, Inc., CMO (l),
37	2.27%, 9/25/35	37,189
62	2.34%, 9/25/35	61,069
766	3.083%, 9/25/37	617,388
212	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, 12/11/49 CMO	215,437
5,032	Commercial Mortgage Trust, 3.156%, 7/10/46 CMO (a)(d)	5,310,631
	Countrywide Alternative Loan Trust, CMO (l),
2,302	0.40%, 12/20/46	1,537,096
557	1.707%, 2/25/36	444,325
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (l),
24	0.544%, 6/25/35 (a)(d)	22,118
905	2.908%, 4/20/35	905,509
£877	Granite Mortgages PLC, 0.838%, 3/20/44 CMO (l)	1,379,253
$128	GSR Mortgage Loan Trust, 2.66%, 9/25/35 CMO (l)	132,476
843	Merrill Lynch Mortgage Investors Trust, 1.76%, 10/25/35 CMO (l)	833,215
	NCUA Guaranteed Notes Trust, CMO,
4,666	0.578%, 11/6/17 (l)	4,674,907
7,435	2.65%, 10/29/20	7,881,826
382	Residential Accredit Loans, Inc., 0.384%, 6/25/46 CMO (l)	183,524
AUD 868	Swan Trust, 4.29%, 4/25/41 CMO (l)	912,933
$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41 CMO (l)	526,104

	Total Mortgage-Backed Securities (cost—$28,616,280)	29,892,097

	SENIOR LOANS—1.2%
	Electronic Utilities—0.1%
384	AES Corp., 4.25%, 5/27/18 (a)(c)	389,329

	Energy Equipment & Services—0.3%
1,970	NRG Energy, Inc., 4.00%, 7/1/18, Term B (a)(c)	1,995,447

	Media—0.7%
€3,300	Kabel Deutschland GmbH, 4.118%, 12/31/16, Term D (a)(c)	4,517,149

	Telecommunications—0.1%
$443	Vodafone, 6.875%, 8/17/15 (a)(c)	454,086

	Total Senior Loans (cost—$7,575,794)	7,356,011

	ASSET-BACKED SECURITIES—1.2%
695	AMMC CLO V Ltd., 0.544%, 8/8/17 (a)(d)(l)	693,184
556	Ares VIR CLO Ltd., 0.538%, 3/12/18 (a)(d)(l)	551,252
325	Bear Stearns Asset-Backed Securities I Trust, 1.204%, 10/25/37 (l)	275,161
391	Citigroup Mortgage Loan Trust, Inc., 0.284%, 1/25/37 (l)	195,688
241	Duane Street CLO I Ltd., 0.562%, 11/8/17 (a)(d)(l)	240,872
€105	Harvest CLO IA S.A., 0.936%, 3/29/17 (l)	141,704
$382	JPMorgan Mortgage Acquisition Corp., 0.694%, 7/25/35 (l)	378,922
111	Katonah VI Ltd., 0.629%, 9/20/16 (a)(d)(l)	111,258
€628	Magi Funding PLC, 0.671%, 4/11/21 (a)(d)(l)	833,344
24	Magnolia Funding Ltd., 3.00%, 4/20/17 (a)(d)(f)	32,261
$211	Massachusetts Educational Financing Auth., 1.251%, 4/25/38 (l)	213,817
2,435	Navigare Funding I CLO Ltd., 0.572%, 5/20/19 (a)(d)(l)	2,422,032
395	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 0.624%, 6/25/35 (l)	392,396
414	Saxon Asset Securities Trust, 4.034%, 6/25/33	420,238
€215	Wood Street CLO II BV, 0.696%, 3/29/21 (a)(d)(l)	287,320

	Total Asset-Backed Securities (cost—$7,085,047)	7,189,449

	U.S. GOVERNMENT AGENCY SECURITIES (l)—0.4%
	Fannie Mae—0.1%
$416	0.649%, 2/25/37, CMO	419,548
11	1.366%, 10/1/44, MBS	11,432

		430,980

	Freddie Mac—0.1%
154	2.37%, 7/1/36, MBS	164,298
152	2.60%, 9/1/36, MBS	161,109

		325,407

	SLM Student Loan Trust—0.2%
1,344	0.701%, 7/27/20, ABS (a)(d)	1,345,693

Fixed Income SHares: Series R Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$—(j)	2.126%, 8/15/16, ABS (a)(d)	$310

		1,346,003

	Total U.S. Government Agency Securities (cost—$2,075,894)	2,102,390

	MUNICIPAL BONDS—0.0%
	West Virginia—0.0%
100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$94,149)	85,154

	SHORT-TERM INVESTMENTS—2.4%
	Commercial Paper—1.2%
6,800	Santander S.A. Unipersonal, 2.20%, 4/2/13 (a) (cost—$6,775,067)	6,795,579

	Repurchase Agreements—0.6%
2,600	Barclays Capital, Inc., dated 1/31/13, 0.18%, due 2/1/13, proceeds $2,600,013; collateralized by Fannie Mae, 3.50%, due 9/1/42, valued at $2,693,102 including accrued interest	2,600,000
667	State Street Bank and Trust Co., dated 1/31/13, 0.01%, due 2/1/13, proceeds $667,000; collateralized by Fannie Mae, 2.08%, due 11/2/22, valued at $684,750 including accrued interest	667,000

	Total Repurchase Agreements (cost-$3,267,000)	3,267,000

	Certificate of Deposit—0.5%
2,800	Dexia Credit Local S.A., 1.65%, 9/12/13 (cost—$2,800,000)	2,803,290

	U.S. Treasury Obligations (h)(m)—0.1%
743	U.S. Treasury Bills, 0.13%-0.145%, 11/14/13-12/12/13 (cost—$742,157)	742,242

	Total Short-Term Investments (cost—$13,584,224)	13,608,111

Notional Amount (000s)
	OPTIONS PURCHASED (n)—0.0%
	Put Options—0.0%
7,000	30-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 3.875%, expires 4/14/14 (cost—$355,950)	166,026

	Total Investments, before options written
	(cost—$771,211,210) (o)—135.0%	799,387,087

	OPTIONS WRITTEN (n)—(0.3)%
	Call Options—(0.2)%
$42,700	3-Year Interest Rate Swap (OTC), Receive 2-Year USD-LIBOR Floating Rate Index, strike rate 1.50%, expires 4/2/13	(35,866)
	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
$44,000	strike rate 0.75%, expires 3/18/13	(2,547)
$13,700	strike rate 0.85%, expires 3/18/13	(4,810)
$27,400	strike rate 1.70%, expires 3/18/13	(848,181)
$4,000	7-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 1.20%, expires 3/18/13	(669)
$9,600	10-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 1.80%, expires 7/29/13	(43,747)

		(935,820)

	Put Options—(0.1)%
€21,800	2-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index, strike rate 1.15%, expires 7/24/13	(47,150)
$42,700	3-Year Interest Rate Swap (OTC), Pay 2-Year USD-LIBOR Floating Rate Index, strike rate 1.50%, expires 4/2/13	(306,680)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$13,700	strike rate 1.25%, expires 3/18/13	(21,332)
$44,000	strike rate 1.40%, expires 3/18/13	(31,099)
$36,700	strike rate 1.70%, expires 3/18/13	(4,984)
€16,900	strike rate 1.70%, expires 7/24/13	(85,576)
$29,500	strike rate 2.85%, expires 4/14/14	(78,441)
$7,000	7-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 1.65%, expires 3/18/13	(29,348)
$9,600	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.65%, expires 7/29/13	(73,929)

Fixed Income SHares: Series R Schedule of Investments

January 31, 2013 (unaudited) (continued)

Notional Amount (000s)			Value*
Put Options (continued)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of ((1+0.00%)^10-(Index Final/Index Initial)) or $0,
$1,800	strike price $0.001, expires 1/22/18		$(17,453)
32,200	strike price $0.001, expires 4/7/20		(51,311)
1,500	strike price $0.001, expires 9/29/20		(2,452)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of (0.00%-(Index Final/Index Initial-1)) or $0,
1,500	strike price $0.001, expires 3/10/20		(2,083)
25,700	U.S. Dollar versus Japanese Yen (OTC), strike price $85, expires 4/16/13		(47,493)

			(799,331)

	Total Options Written (premiums received—$2,626,469)		(1,735,151)

	Total Investments, net of options written (cost—$768,584,741)	134.7%	797,651,936

	Other liabilities in excess of other assets	(34.7)	(205,379,684)

	Net Assets	100.0%	$592,272,252

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $50,211,757, representing 8.5% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2013.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2013.
(f)	Fair-Valued—Securities with a value of $32,261, representing less than 0.01% of net assets.
(g)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(j)	Principal amount less than $500.
(k)	Restricted. The aggregate acquisition cost of such securities is $3,059,250. The aggregate market value is $3,455,782, representing 0.5% of net assets.
(l)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2013.
(m)	Rates reflect the effective yields at purchase date.
(n)	Non-income producing.
(o)	At January 31, 2013, the cost basis of portfolio securities (before call/put options written) for federal income tax purposes was $784,996,649. Gross unrealized appreciation was $16,193,830; gross unrealized depreciation was $1,803,392; and net unrealized appreciation was $14,390,438. The difference between book and tax cost basis was attributable to wash sale loss deferrals and sale-buyback adjustments.

(p)	Futures contracts outstanding at January 31, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	90-Day Euribor Futures	21	$7,043	12/14/15	$(10,215)
	Financial Futures Euro-90 day	69	17,084	9/14/15	(14,995)
	Financial Futures Euro-90 day	837	206,645	3/14/16	(323,163)

					$(348,373)

(q)	Transactions in options written for the three months ended January 31, 2013:

	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2012	$320,500	€4,800	$2,266,997
Options written	170,500	38,700	722,224
Options terminated in closing transactions	(103,700)	(4,800)	(362,752)

Options outstanding, January 31, 2013	$387,300	€38,700	$2,626,469

(r)	Credit default swap agreements outstanding at January 31, 2013:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread (3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Marsh & McLennan Cos., Inc.	$3,000	0.53%	6/20/19	(0.90)%	$(72,295)	$—	$(72,295)
Barclays Bank:
FBG Finance Ltd.	1,500	0.15%	6/20/15	(1.60)%	(54,918)	—	(54,918)
Goldman Sachs:
RPM International, Inc.	1,000	1.20%	3/20/18	(1.50)%	(16,821)	—	(16,821)

					$(144,034)	$—	$(144,034)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Received	Unrealized Appreciation
Bank of America:
MetLife, Inc.	$300	0.16%	9/20/13	1.00%	$1,970	$(14,605)	$16,575
Deutsche Bank:
Brazilian Government International Bond	2,100	1.45%	6/20/20	1.00%	(61,203)	(69,609)	8,406
HSBC Bank:
Petrobras International Finance Co.—Pifco	2,000	1.51%	9/20/15	1.00%	(23,880)	(63,728)	39,848

					$(83,113)	$(147,942)	$64,829

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(s)	Interest rate swap agreements outstanding at January 31, 2013:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
			Payments Made	Payments Received
BNP Paribas	€6,600	9/1/16	6-Month EUR-LIBOR	1.90%	$53,514	$7,145	$46,369
BNP Paribas	3,500	9/1/16	6-Month EUR-LIBOR	2.00%	48,068	4,785	43,283
BNP Paribas	20,700	9/1/17	6-Month EUR-LIBOR	1.95%	118,316	—	118,316
BNP Paribas	$8,900	7/15/22	2.50%	3-Month USD-CPURNSA Index	184,243	91,330	92,913
Citigroup	15,000	7/15/17	2.25%	3-Month USD-CPURNSA Index	84,909	3,600	81,309
Deutsche Bank	8,200	1/28/17	2.36%	3-Month USD-CPURNSA Index	27,811	—	27,811
Deutsche Bank	7,300	7/15/22	2.50%	3-Month USD-CPURNSA Index	151,121	119,510	31,611
Goldman Sachs	BRL 55,100	1/2/17	BRL-CDI-Compounded	8.30%	(223,011)	35,156	(258,167)
Morgan Stanley	1,700	1/2/17	BRL-CDI-Compounded	8.22%	(9,455)	(90)	(9,365)
Royal Bank of Scotland	$36,700	7/15/17	2.25%	3-Month USD-CPURNSA Index	207,744	(22,483)	230,227
UBS	BRL 39,800	1/2/17	BRL-CDI-Compounded	8.15%	(259,247)	(39,488)	(219,759)

					$384,013	$199,465	$184,548

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Appreciation
Barclays Bank (CME)	$2,900	6/19/43	2.75%	3-Month USD-LIBOR	$183,093	$9,328
Morgan Stanley (CME)	19,700	6/19/43	2.75%	3-Month USD-LIBOR	1,243,771	63,366

					$1,426,864	$72,694

(t)	Forward foreign currency contracts outstanding at January 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
344,800 Brazil Real settling 2/4/13	Barclays Bank	$164,543	$173,149	$8,606
32,296 Brazil Real settling 2/4/13	Deutsche Bank	15,416	16,218	802
12,676,043 Brazil Real settling 2/4/13	HSBC Bank	6,140,303	6,365,552	225,249
201,870 Brazil Real settling 2/4/13	Morgan Stanley	96,292	101,374	5,082
425,786 Brazil Real settling 2/4/13	UBS	202,514	213,818	11,304
12,340,763 Brazil Real settling 4/2/13	UBS	5,968,353	6,155,494	187,141
313,000 British Pound settling 3/12/13	Royal Bank of Canada	493,052	496,319	3,267
5,163,000 British Pound settling 3/12/13	Royal Bank of Scotland	8,095,791	8,186,881	91,090
18,350,061 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	2,910,398	2,950,740	40,342
18,093,236 Chinese Yuan Renminbi settling 2/1/13	JPMorgan Chase	2,880,814	2,909,442	28,628
145,000 Euro settling 3/18/13	BNP Paribas	193,051	196,928	3,877
1,083,122 Mexican Peso settling 4/3/13	Morgan Stanley	84,114	84,696	582

Sold:
27,611,000 Australian Dollar settling 3/14/13	Deutsche Bank	$28,729,632	$28,710,124	$19,508
1,340,032 Brazil Real settling 2/4/13	Credit Suisse First Boston	640,000	672,926	(32,926)
12,340,763 Brazil Real settling 2/4/13	UBS	6,012,552	6,197,184	(184,632)
6,108,000 British Pound settling 3/12/13	Bank of America	9,835,669	9,685,351	150,318
222,000 British Pound settling 3/12/13	Credit Suisse First Boston	356,822	352,022	4,800
2,401,000 British Pound settling 3/12/13	HSBC Bank	3,904,578	3,807,225	97,353
6,062,000 British Pound settling 3/12/13	JPMorgan Chase	9,708,578	9,612,410	96,168
92,096 British Pound settling 2/7/13	Morgan Stanley	146,116	146,061	55
439,000 British Pound settling 3/12/13	Royal Bank of Canada	705,370	696,115	9,255
265,000 British Pound settling 3/12/13	Royal Bank of Scotland	428,125	420,206	7,919
2,403,000 British Pound settling 3/12/13	UBS	3,904,827	3,810,396	94,431
16,979,000 Canadian Dollar settling 3/21/13	Royal Bank of Canada	17,193,924	17,005,490	188,434
18,350,061 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	2,921,690	2,950,740	(29,050)
18,093,236 Chinese Yuan Renminbi settling 2/1/13	JPMorgan Chase	2,839,714	2,909,442	(69,728)
15,962,000 Euro settling 3/18/13	Barclays Bank	20,840,658	21,678,388	(837,730)
15,963,000 Euro settling 3/18/13	Citigroup	20,763,234	21,679,746	(916,512)
224,000 Euro settling 3/18/13	Credit Suisse First Boston	298,891	304,220	(5,329)
583,000 Euro settling 3/18/13	JPMorgan Chase	761,437	791,787	(30,350)
77,000 Euro settling 3/18/13	Royal Bank of Scotland	103,619	104,576	(957)
748,000 Euro settling 3/18/13	UBS	973,469	1,015,877	(42,408)
25,736,871 Mexican Peso settling 4/3/13	JPMorgan Chase	1,969,231	2,012,525	(43,294)
8,510,050 South African Rand settling 4/30/13	HSBC Bank	977,044	940,462	36,582

				$(882,123)

(u)	At January 31, 2013, the Portfolio held $1,065,000 and pledged $13,000 of cash collateral for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.
(v)	Open reverse repurchase agreements at January 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Deutsche Bank	0.29%	10/26/12	2/15/13	$8,188,584	$8,182,125
JPMorgan Chase	0.16	1/17/13	2/13/13	667,545	667,500
	0.16	1/24/13	2/4/13	2,942,605	2,942,500
Royal Bank of Scotland	0.20	1/17/13	4/10/13	267,272	267,250

					$12,059,375

(w)	The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended January 31, 2013 was $16,961,580 at a weighted average interest rate of 0.27%. The total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2013 was $12,016,552.
(x)	The weighted average borrowing for sale-buybacks during the three months ended January 31, 2013 was $170,980,290 at a weighted average interest rate of 0.25%.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

BRL—Brazilian Real

£—British Pound

CAD—Canadian Dollar

CDI—Inter-Bank Deposit Certificate

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted Index

EUR/€—Euro

EURIBOR—Euro Inter-Bank Offered Rate

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

OTC—Over-the-Counter

ZAR—South African Rand

Fixed Income SHares: Series TE Schedule of Investments

January 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MUNICIPAL BONDS—85.5%
Arizona—0.7%
$175	State Univ. Rev., 5.00%, 7/1/25, Ser. A	$212,445

Arkansas—1.1%
260	Univ. of Arkansas Rev., 5.00%, 5/1/26	312,603

California—11.1%
500	Contra Costa Transportation Auth. Rev., 5.00%, 3/1/25, Ser. B	604,690
400	East Bay Municipal Utility Dist. Rev., 5.00%, 6/1/22, Ser. B	510,572
250	Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/45, Ser. A	260,840
100	Irvine, Special Assessment, 4.00%, 9/2/21	110,860
250	Los Angeles Cnty. Public Works Financing Auth. Rev., 5.00%, 8/1/42	278,347
	Los Angeles Department of Airports Rev.,
500	5.00%, 5/15/29, Ser. B	597,885
300	5.00%, 5/15/40, Ser. A	338,745
75	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/25, Ser. C	92,395
200	San Francisco Bay Area Rapid Transit Dist. Rev., 5.00%, 7/1/24	242,024
75	State, GO, 5.25%, 7/1/21, Ser. A	92,218
100	Statewide Communities Dev. Auth. Rev., 5.00%, 8/15/23, Ser. A	120,326

		3,248,902

Colorado—3.1%
500	Denver City & Cnty. School Dist. No. 1, GO, 5.00%, 12/1/26	617,080
250	State Board of Governors Rev., 5.00%, 3/1/18, Ser. A	294,185

		911,265

District of Columbia—0.3%
75	Dist. of Columbia Rev., 5.00%, 12/1/23, Ser. A	94,363

Florida—1.8%
75	Broward Cnty. Airport System Rev., 5.00%, 10/1/23, Ser. P-2	90,851
100	Municipal Power Agcy. Rev., 5.00%, 10/1/26, Ser. A	118,497
250	State, GO, 5.00%, 7/1/25, Ser. B	306,555

		515,903

Georgia—3.8%
1,000	Atlanta Department of Aviation Rev., 5.00%, 1/1/42, Ser. B	1,126,110

Indiana—0.3%
75	Finance Auth. Rev., 5.00%, 2/1/19, Ser. A	90,650

Louisiana—0.3%
75	State, GO, 5.00%, 7/15/24, Ser. C	94,202

Massachusetts—2.9%
	School Building Auth. Rev.,
100	5.00%, 8/15/27, Ser. B	122,312
165	5.00%, 8/15/30, Ser. A	198,846
450	5.00%, 8/15/30, Ser. B	542,309

		863,467

Minnesota—4.2%
1,000	Anoka-Hennepin Independent School Dist. No. 11, GO, 5.00%, 2/1/19, Ser. A	1,231,310

Missouri—3.2%
750	Metropolitan St. Louis Sewer Dist. Rev., 5.00%, 5/1/23, Ser. B	939,637

Nebraska—1.2%
75	Lincoln Electric System Rev., 5.00%, 9/1/23	94,214
200	Omaha Public Power Dist. Rev., 5.00%, 2/1/25, Ser. A	244,716

		338,930

New Jersey—6.8%
1,000	Economic Dev. Auth. Rev., 5.00%, 3/1/24	1,204,570
175	State Turnpike Auth. Rev., 5.00%, 1/1/21, Ser. B	213,925
	Transportation Trust Fund Auth. Rev.,
305	5.00%, 6/15/42, Ser. B	338,837
210	5.50%, 6/15/41, Ser. A	244,175

		2,001,507

Fixed Income SHares: Series TE Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
New York—13.7%
$165	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/27, Ser. D	$191,682
125	New York City, GO, 5.00%, 8/1/23	154,705
290	New York City Municipal Water Finance Auth. Rev., 5.00%, 6/15/38, Ser. A	322,306
75	New York Liberty Dev. Corp. Rev., 4 World Trade Center Project, 5.00%, 11/15/44	83,675
	State Dormitory Auth. Rev., Ser. A,
170	5.00%, 3/15/27	203,089
100	5.00%, 12/15/30	120,369
100	State Thruway Auth. Rev., 5.00%, 1/1/42, Ser. I	112,693
1,130	Tompkins Cnty. Dev. Corp. Rev., 5.00%, 7/1/20	1,278,245
	Triborough Bridge & Tunnel Auth. Rev., Ser. A,
300	5.00%, 11/15/25	369,669
1,000	5.00%, 11/15/29	1,192,310

		4,028,743

North Carolina—5.1%
1,000	Cary Combined Utility Systems Rev., 5.00%, 12/1/24	1,264,260
100	Charlotte-Mecklenburg Hospital Auth. Rev., 5.00%, 1/15/28, Ser. A	117,472
100	State Rev., 5.00%, 5/1/26, Ser. C	121,242

		1,502,974

Ohio—1.3%
75	State Building Auth. Rev., 4.00%, 10/1/20, Ser. A	83,370
250	State Rev., 5.00%, 12/15/24, Ser. 1	307,023

		390,393

Oklahoma—1.3%
300	Water Res. Board Rev., 5.00%, 4/1/22, Ser. B	370,713

Pennsylvania—0.4%
100	Monroeville Finance Auth. Rev., 5.00%, 2/15/22	119,645

Tennessee—1.2%
100	Metropolitan Gov’t of Nashville & Davidson Cnty., GO, 5.00%, 7/1/23	125,214
200	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/1/24, Ser. A	232,650

		357,864

Texas—16.9%
250	City Public Service Board of San Antonio Rev., 5.25%, 2/1/24	324,070
300	Dallas, GO, 5.00%, 2/15/23	373,998
75	Dallas Waterworks & Sewer System Rev., 5.00%, 10/1/23	91,312
360	Fort Bend Cnty. Industrial Dev. Corp. Rev., 4.75%, 5/1/38, Ser. A	373,630
75	Fort Bend Grand Parkway Toll Road Auth. Rev., 5.00%, 3/1/28	89,798
250	Harris Cnty., GO, 5.00%, 8/15/26	306,497
200	La Joya Independent School Dist., GO, 5.00%, 2/15/27 (GTD-PSF)	246,158
750	Lower River Auth. Rev., 5.00%, 5/15/33, Ser. A	855,007
100	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26	111,883
175	North Texas Tollway Auth. Rev., 5.00%, 1/1/28, Ser. B	201,875
250	San Antonio Public Facs. Corp. Rev., 5.00%, 9/15/25	300,492
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
1,000	5.25%, 12/15/23, Ser. A	1,180,750
175	6.25%, 12/15/26, Ser. D	229,072
250	Transportation Commission Rev., 5.00%, 8/15/41, Ser. A	276,527

		4,961,069

Virginia—3.1%
560	College Building Auth. Rev., 5.00%, 2/1/25	689,304
175	Res. Auth. Rev., 5.00%, 11/1/26, Ser. A	220,714

		910,018

Washington—1.4%
75	Energy Northwest Rev., 5.00%, 7/1/18, Ser. A	90,747
	State, GO,
75	5.00%, 8/1/22, Ser. B-1	94,802
200	5.00%, 1/1/28, Ser. C	229,208

		414,757

Wisconsin—0.3%
75	State, GO, 5.00%, 11/1/21, Ser. 2	95,297

Total Municipal Bonds (cost-$25,130,114)		25,132,767

U.S. TREASURY OBLIGATIONS—1.0%
300	U.S. Treasury Notes, 1.00%, 1/15/14 (cost-$302,379)	302,414

Fixed Income SHares: Series TE Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)			Value*
SHORT-TERM INVESTMENTS—9.5%
Repurchase Agreements—9.2%
$2,700	Goldman Sachs Group, Inc. (The), dated 1/31/13, 0.17%, due 2/1/13, proceeds $2,700,013; collateralized by Fannie Mae, 5.00%, due 4/1/38, valued at $2,791,570 including accrued interest (cost-$2,700,000)		$2,700,000

U.S. Government Agency Security—0.3%
100	Federal Home Loan Bank Discount Notes, 0.14%, 7/3/13 (a) (cost—$99,942)		99,971

	Total Short-Term Investments (cost-$2,799,942)		2,799,971

	Total Investments (cost—$28,232,435) (b)	96.0%	28,235,152

	Other assets less liabilities	4.0	1,162,741

	Net Assets	100.0%	$29,397,893

Notes to Schedule of Investments:

(a)	Rates reflect the effective yields at purchase date.

(b)	At January 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $28,232,435. Gross unrealized appreciation was $108,843; gross unrealized depreciation was $106,126; and net unrealized appreciation was $2,717.

(c)	Futures contracts outstanding at January 31, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	30-Year U.S. Treasury Bond Futures	14	$2,009	3/19/13	$(17,515)

(d)	At January 31, 2013, the Portfolio pledged cash collateral of $45,000 for futures contracts.

Glossary:

GO—General Obligation Bond

GTD—Guaranteed

PSF—Public School Fund

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Portfolios to measure fair value during the three months ended January 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at January 31, 2013 in valuing the Portfolios’ assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

Series C:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$—	$41,973,255	$3,234,808	$45,208,063
Diversified Financial Services	—	445,993,413	392,926	446,386,339
Electric Utilities	—	96,585,026	2,726,514	99,311,540
All Other	—	1,588,596,315	—	1,588,596,315
Sovereign Debt Obligations	—	549,936,414	—	549,936,414
Municipal Bonds	—	524,735,894	—	524,735,894
U.S. Government Agency Securities	—	263,487,846	—	263,487,846
U.S. Treasury Obligations	—	171,996,442	—	171,996,442
Mortgage-Backed Securities	—	138,967,762	18,379	138,986,141
Senior Loans	—	24,017,525	—	24,017,525
Asset-Backed Securities	—	7,357,375	—	7,357,375
Short-Term Investments	—	98,394,961	—	98,394,961

	—	3,952,042,228	6,372,627	3,958,414,855

Investment in Securities—Liabilities
Options Written, at value:
Foreign Exchange Contracts	—	(3,180,676)	—	(3,180,676)
Interest Rate Contracts	—	(7,067,272)	—	(7,067,272)
Securities Sold Short, at value	—	(211,927,209)	—	(211,927,209)

	—	(222,175,157)	—	(222,175,157)

Other Financial Instruments*—Assets
Credit Contracts	—	7,537,516	—	7,537,516
Foreign Exchange Contracts	—	13,397,452	—	13,397,452
Interest Rate Contracts	13,320,776	38,361,518	—	51,682,294

	13,320,776	59,296,486	—	72,617,262

Other Financial Instruments*—Liabilities
Credit Contracts	—	(3,018,944)	—	(3,018,944)
Foreign Exchange Contracts	—	(15,473,525)	—	(15,473,525)
Interest Rate Contracts	(1,660,383)	(3,185,387)	—	(4,845,770)

	(1,660,383)	(21,677,856)	—	(23,338,239)

Totals	$11,660,393	$3,767,485,701	$6,372,627	$3,785,518,721

At January 31, 2013, there were no transfers between Levels 1 and 2.

Series M:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities—Assets
U.S. Government Agency Securities	$—	$1,844,964,008	$—	$1,844,964,008
Corporate Bonds & Notes:
Diversified Financial Services	—	162,218,631	11,019,000	173,237,631
All Other	—	736,172,532	—	736,172,532
Sovereign Debt Obligations	—	853,716,753	—	853,716,753
Municipal Bonds	—	766,769,452	—	766,769,452
Mortgage-Backed Securities	—	463,621,273	3,903,593	467,524,866
U.S. Treasury Obligations	—	248,493,643	—	248,493,643
Asset-Backed Securities	—	31,006,882	613,922	31,620,804
Short-Term Investments	—	290,973,830	—	290,973,830

	—	5,397,937,004	15,536,515	5,413,473,519

Other Financial Instruments*—Assets
Credit Contracts	—	5,629,017	—	5,629,017
Foreign Exchange Contracts	—	4,418,885	—	4,418,885
Interest Rate Contracts	—	9,272,815	—	9,272,815

	—	19,320,717	—	19,320,717

Other Financial Instruments*—Liabilities
Credit Contracts	—	(1,292,919)	—	(1,292,919)
Foreign Exchange Contracts	—	(14,502,616)	—	(14,502,616)
Interest Rate Contracts	(25,822)	(1,528,256)	—	(1,554,078)

	(25,822)	(17,323,791)	—	(17,349,613)

Totals	$(25,822)	$5,399,933,930	$15,536,515	$5,415,444,623

At January 31, 2013, there were no transfers between Levels 1 and 2.

Series R:

	Level 1- Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities—Assets
U.S. Treasury Obligations	$—	$574,871,428	$—	$574,871,428
Sovereign Debt Obligations	—	105,307,502	—	105,307,502
Corporate Bonds & Notes	—	58,808,919	—	58,808,919
Mortgage-Backed Securities	—	25,217,190	4,674,907	29,892,097
Senior Loans	—	7,356,011	—	7,356,011
Asset-Backed Securities	—	7,157,188	32,261	7,189,449
U.S. Government Agency Securities	—	2,102,390	—	2,102,390
Municipal Bonds	—	85,154	—	85,154
Short-Term Investments	—	13,608,111	—	13,608,111
Options Purchased:
Interest Rate Contracts	—	166,026	—	166,026

Total Investments in Securities—Assets	—	794,679,919	4,707,168	799,387,087

Investment in Securities—Liabilities
Options Written, at value:
Foreign Exchange Contracts	—	(47,493)	—	(47,493)
Interest Rate Contracts	—	(1,614,359)	(73,299)	(1,687,658)

Total Investments in Securities—Liabilities	—	(1,661,852)	(73,299)	(1,735,151)

Other Financial Instruments*—Assets
Credit Contracts	—	64,829	—	64,829
Foreign Exchange Contracts	—	1,310,793	—	1,310,793
Interest Rate Contracts	—	744,533	—	744,533

Total Other Financial Instruments*—Assets	—	2,120,155	—	2,120,155

Other Financial Instruments*—Liabilities
Credit Contracts	—	(144,034)	—	(144,034)
Foreign Exchange Contracts	—	(2,192,916)	—	(2,192,916)
Interest Rate Contracts	(348,373)	(487,291)	—	(835,664)

Total Other Financial Instruments*—Liabilities	(348,373)	(2,824,241)	—	(3,172,614)

Totals	$(348,373)	$792,313,981	$4,633,869	$796,599,477

At January 31, 2013, there were no transfers between Levels 1 and 2.

Series TE:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities—Assets
Municipal Bonds	$—	$25,132,767	$—	$25,132,767
U.S. Treasury Obligations	—	302,414	—	302,414
Short-Term Investments	—	2,799,971	—	2,799,971

	—	28,235,152	—	28,235,152

Other Financial Instruments*—Liabilities
Interest Rate Contracts	(17,515)	—	—	(17,515)

Totals	$(17,515)	$28,235,152	$—	$28,217,637

At January 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2013, was as follows:

Series C:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/13
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$90,931	$3,138,750	$(4,042)	$(435)	$(497)	$10,101	$—	$—	$3,234,808
Diversified Financial Services	359,307	—	(4,491)	—	—	38,110	—	—	392,926
Electric Utilities	2,661,829	—	—	—	—	64,685	—	—	2,726,514
Mortgage-Backed Securities	22,003	—	(42,615)	97	9,175	29,719	—	—	18,379

Totals	$3,134,070	$3,138,750	$(51,148)	$(338)	$8,678	$142,615	$—	$—	$6,372,627

Series M:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/13
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$10,981,400	$—	$—	$(19,788)	$—	$57,388	$—	$—	$11,019,000
Mortgage-Backed Securities	4,077,070	—	(171,437)	(953)	(154)	(933)	—	—	3,903,593
Asset-Backed Securities	597,182	—	(58,674)	—	—	75,414	—	—	613,922

Totals	$15,655,652	$—	$(230,111)	$(20,741)	$(154)	$131,869	$—	$—	$15,536,515

Series R:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 1/31/13
Investments in Securities—Assets
Mortgage-Backed Securities	$12,857,528	$—	$(354,496)	$(1,047)	$(568)	$55,316	$—	$(7,881,826)	$4,674,907
Asset-Backed Securities	151,933	—	(122,605)	(14)	(2,519)	5,466	—	—	32,261
Options Purchased:
Interest Rate Contracts	319,234	—	—	—	(371,830)	52,596	—	—	—

	13,328,695	—	(477,101)	(1,061)	(374,917)	113,378	—	(7,881,826)	4,707,168

Investment in Securities—Liabilities
Options Written, at value
Interest Rate Contracts	(58,734)	—	(17,460)	—	—	2,895	—	—	(73,299)

Totals	$13,269,961	$—	$(494,561)	$(1,061)	$(374,917)	$116,273	$—	$(7,881,826)	$4,633,869

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2013:

Series C:

	Ending Balance at 1/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Corporate Bonds & Notes	$6,354,248	Third-Party Pricing Vendor	Single Broker Quote	$75.00-$109.17
Mortgage-Backed Securities	18,379	Benchmark Pricing	Security Price Reset	$8.44

Series M:

	Ending Balance at 1/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Corporate Bonds & Notes	$11,019,000	Third-Party Pricing Vendor	Single Broker Quote	$100.19
Mortgage-Backed Securities	3,903,593	Third-Party Pricing Vendor	Single Broker Quote	$100.31
Asset-Backed Securities	613,922	Benchmark Pricing	Security Price Reset	$6.54-$87.94

Series R:

	Ending Balance at 1/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Mortgage-Backed Securities	$4,674,907	Third-Party Pricing Vendor	Single Broker Quote	$100.19
Asset-Backed Securities	32,261	Benchmark Pricing	Security Price Reset	$100.06
Investments in Securities—Liabilities
Options Written, at value	$(73,299)	Third-Party Pricing Vendor	Single Broker Quote	($0.14)-($0.97)

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which Series C, Series M and Series R held at January 31, 2013 was $111,085, $119,938 and $3,833, respectively.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Managed Accounts Trust

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
President & Chief Executive Officer

Date: March 28, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
President & Chief Executive Officer

Date: March 28, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: March 28, 2013